                                                                   EXHIBIT 10.21





                 FARAH U.S.A., INC. BARGAINING UNIT PENSION PLAN



                        As Amended and Restated Effective

                                 January 1, 1990

                   (Except to the Extent Otherwise Indicated)


















                               FARAH INCORPORATED

                                 EL PASO, TEXAS

                                TABLE OF CONTENTS

SECTION                                                                       PAGE
-------                                                                       ----
            DEFINITIONS:  PARTICIPATION
            ---------------------------

1.1      -  DEFINITIONS........................................................  3
1.2      -  PARTICIPATION.....................................................  10
1.3      -  LEAVE OF ABSENCE AND TERMINATION OF SERVICE........................ 12
1.4      -  REEMPLOYMENT....................................................... 13
1.5      -  TRANSFER TO OR FROM STATUS AS AN EMPLOYEE.......................... 18
1.6      -  ELECTION NOT TO PARTICIPATE IN PLAN................................ 21
1.7      -  RIGHTS OF OTHER EMPLOYERS TO PARTICIPATE........................... 22

            NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME
            ----------------------------------------------

2.1      -  NORMAL RETIREMENT AND RETIREMENT INCOME............................ 24
2.2      -  EARLY RETIREMENT AND RETIREMENT INCOME............................. 25
2.3      -  DISABILITY RETIREMENT AND RETIREMENT INCOME........................ 27
2.4      -  BENEFITS OTHER THAN ON RETIREMENT.................................. 30
2.5      -  MINIMUM ACCRUED MONTHLY INCOME..................................... 36
2.6      -  NO DUPLICATION OF BENEFITS......................................... 36

            SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS
            ------------------------------------------------

3.1      -  OPTIONAL FORMS OF RETIREMENT INCOME................................ 37
3.2      -  LUMP-SUM PAYMENT OF SMALL RETIREMENT INCOME........................ 40
3.3      -  BENEFITS APPLICABLE TO PARTICIPANT WHO HAS
            BEEN OR IS EMPLOYED BY TWO OR MORE EMPLOYERS....................... 42
3.4      -  FUNDING OF BENEFITS THROUGH PURCHASE OF LIFE
            INSURANCE CONTRACT OR CONTRACTS.................................... 42
3.5      -  DIRECT ROLLOVERS................................................... 43

            GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS
            ---------------------------------------------

4.1      -  SPECIAL PROVISIONS REGARDING AMOUNT AND PAYMENT
            OF RETIREMENT INCOME............................................... 46
4.2      -  TEMPORARY LIMITATIONS ON BENEFITS REQUIRED BY THE
            INTERNAL REVENUE SERVICE........................................... 68
4.3      -  BENEFITS NONFORFEITABLE IF PLAN IS TERMINATED...................... 74
4.4      -  MERGER OF PLAN..................................................... 74
4.5      -  TERMINATION OF PLAN AND DISTRIBUTION OF TRUST FUND................. 75

                                                                              PAGE
                                                                              ----

4.6      -  SPECIAL PROVISIONS THAT APPLY IF PLAN IS TOP-HEAVY................. 80
4.7      -  PARTICIPATION AND BENEFITS FOR LEASED EMPLOYEES.................... 89

            MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS
            -----------------------------------------------

5.1      -  PARTICIPANTS TO FURNISH REQUIRED INFORMATION....................... 91
5.2      -  BENEFICIARIES...................................................... 92
5.3      -  CONTINGENT BENEFICIARIES........................................... 94
5.4      -  PARTICIPANTS' RIGHTS IN TRUST FUND................................. 95
5.5      -  BENEFITS NOT ASSIGNABLE............................................ 95
5.6      -  BENEFITS PAYABLE TO MINORS AND INCOMPETENTS........................ 96
5.7      -  CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN...................... 97
5.8      -  NOTIFICATION OF MAILING ADDRESS.................................... 97
5.9      -  WRITTEN COMMUNICATIONS REQUIRED.................................... 98
5.10     -  BENEFITS PAYABLE AT OFFICE OF TRUSTEE.............................. 98
5.11     -  APPEAL TO COMMITTEE................................................ 98

            MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER
            -----------------------------------------------

6.1      -  CONTRIBUTIONS..................................................... 101
6.2      -  EMPLOYER'S CONTRIBUTIONS IRREVOCABLE.............................. 101
6.3      -  FORFEITURES....................................................... 102
6.4      -  AMENDMENT OF PLAN................................................. 102
6.5      -  TERMINATION OF PLAN............................................... 104
6.6      -  EXPENSES OF ADMINISTRATION........................................ 105
6.7      -  FORMAL ACTION BY EMPLOYER......................................... 105

            ADMINISTRATION
            --------------

7.1      -  ADMINISTRATION BY COMMITTEE....................................... 106
7.2      -  OFFICERS AND EMPLOYEES OF COMMITTEE............................... 106
7.3      -  ACTION BY COMMITTEE............................................... 107
7.4      -  RULES AND REGULATIONS OF COMMITTEE................................ 108
7.5      -  POWERS OF COMMITTEE............................................... 108
7.6      -  DUTIES OF COMMITTEE............................................... 108
7.7      -  INDEMNIFICATION OF MEMBERS OF COMMITTEE........................... 109
7.8      -  ACTUARY........................................................... 110
7.9      -  FIDUCIARIES....................................................... 111
7.10     -  APPLICABLE LAW.................................................... 112

                                                                              PAGE
                                                                              ----

            TRUST FUND
            ----------
8.1      -  PURPOSE OF TRUST FUND............................................. 113
8.2      -  BENEFITS SUPPORTED ONLY BY TRUST FUND............................. 113
8.3      -  TRUST FUND APPLICABLE ONLY TO PAYMENT OF BENEFITS................. 113

                             INDEX OF DEFINED TERMS

DEFINED TERM                                                                  PAGE
------------                                                                  ----

Actuarially equivalent...........................................................8
Beneficiary......................................................................8
Break in Service.................................................................9
Committee........................................................................4
Company..........................................................................3
Credited Service.................................................................6
Deferred Monthly Retirement Income Commencing at
         Normal Retirement Date..................................................7
Designated nonparticipating employer.............................................4
Disability retirement...........................................................27
Early retirement................................................................25
Early retirement date...........................................................26
Effective date of the plan.......................................................4
Employee.........................................................................4
Employer.........................................................................3
Hour of Service..................................................................5
Initial Vesting Date.............................................................7
Last date of commencement of employment..........................................5
Leave of absence................................................................12
Normal retirement...............................................................24
Normal retirement date..........................................................24
Participant......................................................................5
Plan.............................................................................3
Plan year........................................................................8
Required Beginning Date..........................................................9
Single-sum value.................................................................7
Superseded plan..................................................................3
Supplement.......................................................................3
Termination of service..........................................................12
Trust............................................................................8
Trust agreement..................................................................3
Trust fund.......................................................................8
Trustee..........................................................................4
Vesting Service..................................................................6

                 FARAH U.S.A., INC. BARGAINING UNIT PENSION PLAN

                As Amended and Restated Effective January 1, 1990

                   (Except to the Extent Otherwise Indicated)

                                  INTRODUCTION

         The Farah Manufacturing Company, Inc. Pension Plan and the Farah Manufacturing Company, Inc. Pension Trust were adopted by Farah Manufacturing Company, Inc. effective as of August 1, 1976 as an amendment and complete restatement of the pension plan originally adopted by said employer effective as of July 27, 1970.

         Effective as of February 17, 1977, the Farah Manufacturing Company, Inc. Bargaining Unit Pension Plan and the Farah Manufacturing Company, Inc. Bargaining Unit Pension Trust were adopted by Farah Manufacturing Company, Inc. as a spin off from the aforementioned Farah Manufacturing Company, Inc. Pension Plan and the Farah Manufacturing Company, Inc. Pension Trust in order to establish a new and separate pension plan and trust for its eligible bargaining unit employees. Said pension plan and trust for the Company's bargaining unit employees were set forth in an agreement titled Farah Manufacturing Company, Inc. Bargaining Unit Pension Plan and Trust Agreement.

        Effective as of September 4, 1979, that portion of the aforementioned Farah Manufacturing Company, Inc. Bargaining Unit Pension Plan and Trust Agreement setting forth the provisions of the Farah Manufacturing Company, Inc. Bargaining Unit Pension Plan was amended and restated in its entirety.

         Effective as of March 31, 1987, Farah Manufacturing Company, Inc. was re-named Farah Incorporated.

         Effective as of December 31, 1990, the Farah Retiree Plan was merged into the Farah Manufacturing Company, Inc. Bargaining Unit Pension Plan.

        Effective as of January 1, 1990, except to the extent otherwise indicated, the Farah Manufacturing Company, Inc. Bargaining Unit Pension Plan is being amended and restated in its entirety and, effective as of January 1, 1995, the name of the Farah Manufacturing Company, Inc. Bargaining Unit Pension Plan is being changed to the Farah U.S.A., Inc. Bargaining Unit Pension Plan.

        Subject to receipt by Farah Incorporated of favorable rulings that the qualified status of the Farah U.S.A., Inc. Bargaining Unit Pension Plan and the related trust under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986 is not adversely affected by such amendment and restatement, each person who becomes a participant hereunder shall be entitled upon his retirement or termination of service to such benefits as are specified in the provisions which follow.

                                    SECTION 1

                           DEFINITIONS: PARTICIPATION

1.1  -  DEFINITIONS

        (A) The following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

                  (1) The term "Company" as used herein means Farah Incorporated, a corporation, and its successor or successors.

                  (2) The term "Employer" as used herein means, collectively or distributively as the context may indicate, the Company and any other corporations, associations, joint ventures, proprietorships or partnerships which have adopted and are participating in the plan in accordance with the provisions of
                           Section 1.7 hereof.

                  (3) The term "plan" as used herein means the Farah U.S.A., Inc. Bargaining Unit Pension Plan (prior to January 1, 1995, the plan was known as the Farah Manufacturing Company, Inc. Bargaining Unit Pension
                           Plan) as amended and restated effective as of January 1, 1990, except to the extent otherwise indicated, as set forth in this document and as it may hereafter be amended from time to time.

                  (4) The term "trust agreement" as used herein means the Farah Manufacturing Company, Inc. Bargaining Unit Pension Trust as amended and restated effective as of September 4, 1979 as set forth in the trust agreement of that title, which is attached to this plan, as such trust agreement may thereafter be amended from time to time.

                  (5) The term "superseded plan" as used herein means, collectively or distributively, as the context may indicate, the qualified retirement plan, if any, which was maintained by an Employer for its eligible employees prior to the effective date of the plan and which the plan and trust agreement represent an amendment and restatement thereof. References to the superseded plan as of any given date shall refer to the provisions as set forth under the terms of the applicable document describing such qualified retirement plan as amended and in effect on such given date prior to the effective date of the plan.

                  (6) The term "supplement" as used herein means any supplement which is attached to and made a part of the plan and which describes provisions of the plan which apply only to employees of an Employer or Employers specified in such supplement.

                  (7) The term "designated nonparticipating employer" as used herein means:

                           (a) any corporation or association which is not an Employer as defined herein and which is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code of 1986, as amended) with respect to which the Employer is a member or is the common parent corporation;

                           (b) any trade or business (whether or not incorporated) which is not an Employer as defined herein and which is under common control with the Employer as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder;

                           (c) any service organization which is not an Employer as defined herein and which is a member of an affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code of 1986, as amended) with respect to which the Employer is a member; and

                           (d)      any other corporation, association,
                                    proprietorship, partnership, or other
                                    business organization which (i) is not an Employer as defined herein and (ii) the board of directors of the Company designates on the basis of a uniform policy applied without discrimination as a "designated nonparticipating employer" for the purposes of this plan.

                  (8) The term "trustee" as used herein means the corporate trustee or the individual trustees, as the case may be, appointed from time to time pursuant to the provisions of the trust agreement to administer the trust fund maintained for the purposes of the plan.

                  (9) The term "effective date of the plan" as used herein means January 1, 1990, except to the extent otherwise indicated, or such later date as of which the plan first became effective with respect to the particular Employer concerned.

                  (10) The term "Committee" as used herein means the Retirement Committee appointed from time to time to administer the plan pursuant to the provisions of
                           Section 7.1 hereof.

                  (11) The term "Employee" as used herein means any person employed by the Employer whose working conditions are determined under a collective bargaining agreement between the Employer and the Amalgamated Clothing and Textile Workers Union.

                  (12) The term "participant" as used herein means (a) any active Employee who has satisfied the requirements of
                           Section 1.2 hereof, (b) any former Employee who has satisfied the requirements of Section 1.2 hereof, whose service has not been terminated but who has subsequently been transferred from his status as an Employee as defined herein and (c) any retired or terminated Employee who has vested rights to benefits under the provisions of the plan.

                  (13) The term "last date of commencement of employment" means:

                           (a) if the employee's service has not been previously terminated in accordance with the provisions hereof, the date on which he first performs an Hour of Service for an Employer or for any predecessor business of an Employer conducted as a corporation, partnership or proprietorship; or

                           (b)      if the employee's service has been
                                    previously terminated in accordance with the provisions hereof, the first day following his last termination of service on which he performs an Hour of Service for an Employer or for any predecessor business of an Employer conducted as a corporation, partnership or proprietorship;

                           provided, however, that the last date of commencement of employment of an employee, who immediately before his current employment was employed by a predecessor or acquired business up to the date of its merger with or acquisition by the Employer, shall not be earlier than the date fixed for this purpose by the Employer and provided that the same date is uniformly fixed for this purpose as to all of the employees of a given predecessor or acquired business.

                  (14) The term "Hour of Service" as used herein means each hour during an applicable computation period for which an employee is directly or indirectly paid, or is entitled to payment, by the Employer for (a) the performance of duties for the Employer or (b) reasons other than the performance of duties for the Employer, including but not limited to vacation, holidays, sickness, disability, paid layoff and similar paid periods of nonworking time. Such Hours of Service shall be credited to the employee for the computation period in which such duties were performed or in which occurred the period during which no duties were performed. An Hour of Service also includes each hour, not credited above, for which backpay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These Hours of Service shall be credited to the employee for the computation period to which the award or agreement pertains. The number of Hours of Service to be credited to an employee for any computation period shall be governed by Sections 2530.200b-2(b) and 2530.200b-2(c) of Part 2530 of
                           Subchapter C of Chapter XXV of Title 29 of the Code of Federal Regulations (Department of Labor regulations relating to minimum standards for employee pension benefit plans).

                  (15) The term "Credited Service" as used herein means the total period of an employee's service with the Employer, computed in completed months, during the period beginning on his last date of commencement of employment and ending on his date of actual retirement or termination of employment or, where applicable, ending on such other date as is specified hereunder; provided, however, that:

                           (a) with respect to any period of such an employee's service which would be included in his Credited Service in accordance with the provisions above, any complete calendar month that the employee is absent from the service of the Employer will be excluded from his Credited Service unless he receives regular compensation from the Employer for all or any portion of such calendar month and except as otherwise provided below;

                           (b) any absence due to the employee's engagement in military service will be included in his Credited Service if such absence is covered by a leave of absence granted by the Employer or is by reason of compulsory military service;

                           (c) any period of service while the employee was a partner or proprietor of an Employer or of a predecessor business of an Employer shall be excluded from his Credited Service; and

                           (d) the provisions of Sections 1.4 and 1.5 hereof shall apply in the case of an employee who is reemployed with a reinstatement of Credited Service accrued prior to his last date of commencement of employment or is transferred to or from his status as an Employee as defined herein.

                  (16) The term "Vesting Service" as used herein means the total period of elapsed time, computed in years and days, during the period beginning on the employee's last date of commencement of employment and ending on his date of retirement or termination of service or, where applicable, ending on such other date as is specified hereunder; provided, however, that:

                           (a) with respect to any absence during such period which is of a duration of longer than 12 consecutive months, and which does not constitute a termination of service, the first 12 months of such absence will be included in the participant's Vesting Service but that portion of such absence which (i) is in excess of 12 months and (ii) is excluded from his Credited Service will be excluded from his Vesting Service;

                                    and

                           (b) the provisions of Sections 1.4 and 1.5 hereof shall apply in the case of an employee who is reemployed with a reinstatement of Vesting Service accrued prior to his last date of commencement of employment or is transferred to or from his status as an Employee as defined herein.

                  (17) The term "Initial Vesting Date" as used herein means the earlier to occur of the following dates:

                           (a) the date on which the participant has completed 5 years of Vesting Service; or

                           (b) the date on which the participant attains the normal retirement age of 65 years;

                           provided, however, that the Initial Vesting Date of a participant shall not be earlier than the effective date of the plan.

                  (18) The term "Deferred Monthly Retirement Income Commencing at Normal Retirement Date" as used herein shall mean the monthly retirement income, payable in the manner described in Section 2.1(C) hereof commencing at the participant's normal retirement date, which he has accrued as of a given date and shall be equal to $4.50 multiplied by his number of years of Credited Service at such given date; provided, however, that the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which a participant has accrued as of a given date shall not exceed an amount which is actuarially equivalent as of such given date to that amount which would cause the monthly retirement income payable to or on behalf of the participant under the plan to be in excess of the maximum amount of retirement income specified in Section 4.1(A) hereof; and provided further, however, that the provisions of Section 4.6 hereof shall apply in determining the Deferred Monthly Retirement Income Commencing at Normal Retirement Date of a participant who has accrued Vesting Service during any plan year that the plan is top-heavy.

                  (19) The term "single-sum value" as used herein means the actuarially computed present value, as of a given date, of the retirement income payments for which it is determined based upon the interest and mortality assumptions specified in the provisions of the plan. The single-sum value as of a given date of a participant's accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date shall in all cases hereunder be discounted for interest and mortality from the participant's normal retirement date to such given date.

                  (20) The terms "trust" and "trust fund" as used herein mean the trust fund established pursuant to the terms of the trust agreement.

                  (21) The term "beneficiary" as used herein means the person or persons on whose behalf benefits may be payable under the plan after a participant's death in accordance with the provisions hereof.

                  (22) The term "plan year" as used herein means the calendar, policy or fiscal year on which the records of the plan are kept as reported from time to time by the plan administrator to the Internal Revenue Service. The plan year, unless subsequently changed in accordance with rules or regulations issued by the Internal Revenue Service or Department of Labor, shall be the 12-month period beginning January 1st of each calendar year.

                  (23) The term "Break in Service" as used herein shall mean a period of 12 consecutive months or longer that immediately follows an employee's date of termination of service and immediately precedes the date, if any, on which he next performs an Hour of Service.

                  (24) The term "Required Beginning Date" as used herein means the first day of April of the calendar year following the calendar year in which the participant attains age 70-1/2. Notwithstanding the foregoing, the Required Beginning Date of a participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with (a) or (b) below:

                           (a) the Required Beginning Date of a participant who is not a "5- percent owner" (as defined in below) is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs; or

                           (b) the Required Beginning Date of a participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                                    (i)      the calendar year in which the
                                             participant attains age 70-1/2,

                                             or

                                    (ii)     the earlier of the calendar year
                                             with or within which ends the plan
                                             year in which the participant
                                             becomes a 5-percent owner, or the
                                             calendar year in which the
                                             participant retires.

                          Also notwithstanding the foregoing, the Required Beginning Date of a participant who is not a 5-percent owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990. A participant is treated as a 5-percent owner if such participant is a 5-percent owner as defined in Section 416(i) of the Internal Revenue Code (determined in accordance with section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent plan year. Once distributions have begun to a 5-percent owner they must continue to be distributed, even if the participant ceases to be a 5-percent owner in a subsequent year. Notwithstanding any other provision of the plan to the contrary, all distributions required under the plan shall be determined and made in accordance with Section 401(a)(9) of the Internal Revenue Code and the Proposed Income Tax Regulations under Section 401(a)(9) of the Internal Revenue Code or any successor regulations, including the minimum distribution incidental death requirement of Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations or any successor regulations.

         (B) The terms "herein", "hereunder" and similar terms refer to this document, including the trust agreement which is a part of this document, unless otherwise qualified by the context.

         (C) The pronouns "he", "him" and "his" used in the plan shall also refer to similar pronouns of the feminine gender unless otherwise qualified by the context.

         (D) The following terms and expressions as used herein shall have the meanings specified in the sections of the Internal Revenue Code of 1986, as amended, respectively indicated:

                  (1)      "Defined Benefit Plan" -- Section 415(k)

                  (2)      "Defined Contribution Plan" -- Section 415(k)

                  (3)      "Defined Benefit Plan Fraction" -- Section 415(e)(2)

                  (4)      "Defined Contribution Plan Fraction" -- Section
                           415(e)(3)

1.2  -  PARTICIPATION

        Each person who was a participant in the superseded plan, if any, of the Employer as of the day immediately preceding the effective date of the plan will become a participant in the plan on the effective date of the plan; provided, however, that any such participant who had retired or whose service had been terminated prior to the effective date of the plan and who is not an active employee of an Employer or designated nonparticipating employer or on an approved leave of absence granted by an Employer or designated nonparticipating employer as of the effective date of the plan shall be entitled on and after the effective date of the plan to only those benefits, if any, to which he is entitled on and after the effective date of the plan under the provisions of the superseded plan (except that Section 1.2 of the superseded plan shall be deemed to be amended effective as of January 1, 1988 to be identical to Section 1.2 of the plan and Sections 1.1(A)(15), 1.4(C) and 2.1(B)(2) of the superseded plan shall be deemed to be amended effective as of January 1, 1989 to include post-normal retirement date service as described herein in such Sections), and he and his beneficiaries shall not be entitled to any additional benefits under the plan as set forth herein unless he reenters the service of an Employer after the effective date of the plan or unless the plan is amended on or after the effective date of the plan specifically to provide otherwise.

        Each other Employee in the service of the Employer on or after January 1, 1988 will become a participant in the plan on the latest to occur of the following dates:

        (A)     the date on which he attains the age of 21 years; or

        (B) the first anniversary of his last day of commencement of employment; provided, however, that any Employee who had attained the age of 60 years prior to his commencement of employment and who has not performed an Hour of Service after December 31, 1987, shall not be eligible to become a participant in the plan; provided further, however, that any such other Employee whose service has not been terminated but who is absent from the active service of the Employer on such date that he is first eligible to become a participant in the plan as described above will become a participant hereunder as of the date of his return to active service with the Employer.

        The above provisions describe the date on which an eligible Employee will initially become a participant in the plan. In the event that a participant's service is terminated and he is subsequently reemployed, the date on or after the date of his reemployment as of which he will become a participant in the plan is described in Section 1.4 hereof.

1.3  -  LEAVE OF ABSENCE AND TERMINATION OF SERVICE

        Any absence from the active employment of the Employer by reason of an approved absence granted by the Employer because of illness or military service, or for any other reason on the basis of a uniform policy applied by the Employer without discrimination, will be considered a leave of absence for the purposes of the plan and will not terminate an employee's service provided he returns to the active employment of the Employer at or prior to the expiration of his leave or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences. If the employee does not return to the active employment of the Employer at or prior to the expiration of his leave of absence as above defined, his service will be considered terminated as of the earliest to occur of (i) the date on which his leave of absence expired, (ii) the first anniversary of the date on which his leave of absence began or (iii) the date of his resignation, quit or discharge; provided, however, that, except for absence because of military service, if any such employee, who was a participant in the plan on the date on which his leave began, is prevented from his timely return to the active employment of the Employer because of his total and permanent disability or his death, he shall, nevertheless, be entitled, if he meets the requirements necessary to qualify therefor, to any disability benefit as provided in Section 2.3 hereof or to any death benefit as provided in Section 2.4 hereof, whichever is applicable, as though he returned to active employment immediately preceding the date of his total and permanent disability or his death.

        Absence from the active service of the Employer because of compulsory engagement in military service will be considered a leave of absence granted by the Employer and will not terminate the service of an employee if he returns to the active employment of the Employer within the period of time during which he has reemployment rights under any applicable Federal law or within 60 days from and after discharge or separation from such compulsory engagement if no Federal law is applicable. No provision of this section or in this plan shall require reemployment of any employee whose active service with the Employer was terminated by reason of military service.

        In the event that an employee's service with the Employer is interrupted because of any absence from the active service of the Employer, including, but not limited to, absence by reason of discharge or resignation, which is not deemed a leave of absence as defined above, his service will be considered terminated as of the date of such interruption; provided, however, that any period of service as a partner or as a proprietor of any predecessor business shall not constitute an interruption of an employee's employment and transfers of employment among the Employers and designated nonparticipating employers shall not be deemed interruptions of employment and shall not constitute a termination of service for the purposes of the plan.

        Notwithstanding any provision in the Plan to the contrary, any period of leave pursuant to the Family and Medical Leave Act of 1993, as amended, will be treated as continued service for for purposes of vesting and eligibility to participate to the extent required by such law and the regulations thereunder.

1.4  -  REEMPLOYMENT

        (A)     Reemployment Within One Year After
                Termination of Service:

        If any employee reenters the service of the Employer within the 12-month period immediately following the date of his quit, resignation or discharge or within the 12-month period immediately following the first anniversary of the date that his absence began for any other reason, his service shall not be considered to have been terminated for the purposes of the plan and he shall, subject to the following provisions of this Section 1.4, be treated under the plan upon such reentry as though he had been on a leave of absence during the period between the dates of such interruption and such reentry.

        (B)     Reemployment of Vested Terminated Participant
                Prior to Commencement of Payments:

        If a participant's service is terminated on or after his Initial Vesting Date for a reason other than his normal retirement, early retirement or disability retirement as described in Sections 2.1, 2.2 and 2.3 hereof, respectively, and he subsequently reenters the active service of the Employer prior to the date as of which his retirement income payments are to commence in accordance with the provisions of Section 2.4(A) hereof, and such participant has not received, in accordance with Section 3.1 or 3.2 hereof, the value of his benefit provided under Section 2.4(A)(l), he will become a participant upon the date of such reentry and will be entitled to the Credited Service and Vesting Service he had on the date of termination of his service in lieu of the benefits to which he was entitled on such date under Section 2.4(A)(l); provided, however, that the benefit payable to such participant commencing at normal retirement date shall not be less than the amount to which he was entitled under Section 2.4(A)(l) hereof prior to his reentry into the service of the Employer.

        (C) Reemployment of Retired or Vested Terminated Participant After Commencement of Payments:

        If a participant who is receiving a retirement income under the provisions of Section 2.4(A)(1) or who has retired and is receiving a retirement income under the provisions of Section 2.1 or 2.2 hereof subsequently reenters the active service of the Employer, he shall become a participant upon the date of such reentry and no retirement income payments shall be made during the period of such reemployment. Such participant shall be treated in the same manner as a vested terminated participant whose retirement income payments have not commenced and who subsequently reenters the service of the Employer as described in Section 1.4(B) above, except that the benefit payable under the plan to or on behalf of such participant upon his subsequent retirement or termination of service shall be reduced on an actuarially equivalent basis by an amount equal to the sum of the retirement income payments which he received under the provisions of Section 2.2, 2.4(A) or 3.1 hereof, whichever is applicable, prior to such reentry into the service of the Employer.

Notwithstanding the above provisions of this Section 1.4(C), in lieu of having his retirement income payments discontinued and his benefit payable upon his subsequent retirement or termination determined in accordance with the above provisions of this Section 1.4(C), any such participant who is receiving retirement income payments under the plan and who reenters the active service of the Employer may, upon such reentry, elect in writing filed with the Committee to continue to receive his retirement income payments after his reemployment in the same manner as though he had not reentered the service of the Employer; and in such event he shall be treated as if he then first entered the service of the Employer except that, (i) he shall become a participant in the plan on the date of such reentry,
(ii) his Vesting Service shall include the Vesting Service which he had accrued prior to such reemployment, (iii) he shall not accrue any Credited Service or Vesting Service during any calendar year that he is credited with less than 1,000 Hours of Service, and (iv) the benefit which he accrues after the date of his reemployment which is payable to such participant or his beneficiary upon his subsequent retirement or termination of service (even if his subsequent retirement or termination of service is due to his total and permanent disability or death) shall be limited to the amount which can be provided on an actuarially equivalent basis by the monthly retirement income, if any, which he accrues subsequent to such reemployment based upon his Credited Service determined in the same manner as though he then first entered the service of the Employer; provided further, however, that such income which such a participant accrues subsequent to his reemployment shall not cause the actuarial equivalent of the total income payable to the participant or his beneficiary under the plan to exceed the amount which would have been payable if he had not elected to continue to receive his retirement income after his reemployment.

        (D) Reemployment After Disability Retirement:

         If a participant who has retired under the provisions of Section 2.3 recovers from disability and reenters the active service of the Employer within one year after the date of his recovery from disability by accepting reemployment offered by the Employer within 30 days after such offer, his service will be deemed to have been continuous and he will receive Credited Service and Vesting Service under the plan for that period during which he was considered totally and permanently disabled as provided herein.

         (E)      Reemployment After Full Settlement:

         If a participant's service has been terminated on or after January 1, 1985 for any reason and he was entitled, upon such termination, to a monthly retirement income under the provisions of Section 2.1, 2.2, 2.3 or 2.4(A)(l) hereof and the full actuarial equivalent value of such retirement income has been paid on behalf of such participant under the provisions of Section 3.1 or
3.2 hereof, and such participant reenters the active service of the Employer, he shall become a participant on the date of his reentry and shall be entitled to a reinstatement of the Credited Service and Vesting Service which he had accrued as of such previous date of termination, but the benefit payable under the plan to or on behalf of such participant upon his subsequent retirement or termination of service shall be reduced by the actuarially equivalent value of such retirement income which has been paid on his behalf under Section 3.1 or
3.2 hereof.

         (F)      Reemployment of Other Employees:

                  (1) Any employee, whose service is terminated, who is not included under the provisions of Section 1.4(A), 1.4(B), 1.4(C), 1.4(D) or 1.4(E) above (and who incurs a Break in Service if the date of termination of his service is on or after the effective date of the plan) and who reenters the service of the Employer, will be treated as though he then first entered the service of the Employer; provided, however, that:

                          (a) if his Break in Service is for a period of less than five years or if the number of years and days included in his Break in Service is less than the number of years and days of Vesting Service which he had accrued as of the date of termination of his service, such employee shall be entitled to a reinstatement of the Credited Service and Vesting Service which he had accrued as of such previous date of termination of service; and

                          (b) if, as of the date of termination of his service, such employee was a participant in the plan or if he had previously satisfied the service requirement for eligibility to participate in the plan prior to the date of his termination of service, he shall be deemed to have satisfied the service requirement for eligibility to participate in the plan under Section 1.2 hereof as of the date of his reentry.

         (2) If an employee to whom the provisions of Section 1.4(F)(1) above apply has an absence from the service of the Employer which begins on or after January 1, 1985 and is due to the pregnancy of the employee, the birth of a child of the employee or the placement of a child with the employee in connection with the adoption of such child by such employee or is for the purpose of caring for such child for a period beginning immediately following such birth or placement and if the service of such employee is terminated during such absence, the rights of such employee under Section 1.4(F)(1) above to resume participation in the plan and to a reinstatement of his previous Credited Service and Vesting Service upon his reemployment shall not be less favorable to the employee than those corresponding rights that he would have under such section if the date of termination of his service had been the second anniversary of the date on which his absence began and if the length of such employee's Break in Service were based on the termination date; provided, however, no employee shall accrue any additional Credited Service or Vesting Service between the date of termination of his service and the second anniversary of the date on which his absence began as a result of the provisions of this Section 1.4(F)(2).

1.5  -   TRANSFER TO OR FROM STATUS AS AN EMPLOYEE

         An employee will be deemed to be transferred from his status as an Employee as defined herein in the event that he remains in the service of the Employers but has a change in his employment status so that he no longer qualifies as an Employee as defined herein or in the event that he is transferred to a designated nonparticipating employer. Conversely, a person who is not an Employee as defined herein will be deemed to be transferred to the status of an Employee as defined herein in the event that he remains in the service of the Employers but has a change in his employment status so that he becomes an Employee as defined herein or in the event that he is transferred to an Employer from a designated nonparticipating employer and becomes an Employee as defined herein. The service of such a person described above shall not be considered to be interrupted by reason of any such transfer, and service with the designated nonparticipating employer shall be terminated in the same manner as service with the Employer is terminated; and the rights of such a person upon his reemployment by a designated nonparticipating employer shall be determined in the same manner as though he had been reemployed by the Employer and immediately thereafter had been transferred to such designated nonparticipating employer. Any provisions of
Section 2.l, 2.2, 2.3 or 2.4 hereof to the contrary notwithstanding, the benefits of any such employee who has been transferred to or from the status as an Employee as defined herein on or after both February 17, 1977 and the date that he became a participant in the plan or superseded plan shall be determined in accordance with the following provisions of this Section 1.5.

         (A) Eligibility for Benefits: In determining the eligibility of such an employee to whom the provisions of this Section 1.5 are applicable for participation in the plan and in determining his eligibility for the benefits provided under the plan, his Credited Service, Hours of Service and Vesting Service shall include all service, which otherwise would be included as Credited Service, Hours of Service and Vesting Service in accordance with the provisions hereof, which he accrued with the designated nonparticipating employers and with the Employers while not qualified as an Employee as defined herein as well as all Credited Service, Hours of Service and Vesting Service which he accrued with the Employers while qualified as an Employee as defined herein. Any such employee who is transferred to the status of an Employee as defined herein shall become a participant in the plan on the date that he becomes an Employee as defined herein if he has otherwise satisfied the requirements to become a participant in the plan as described in Section 1.2 hereof prior to such date that he becomes an Employee as defined herein.

         (B) Computation of Benefits: A participant to whom the provisions of this Section 1.5 are applicable shall be entitled upon his retirement or termination of service (or his beneficiary, or beneficiaries, shall be entitled in the event his service is terminated by reason of his death), if he meets all requirements necessary to qualify for a benefit under the provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof or under the provisions of any supplement hereto, as the case may be, to a benefit payable in accordance with the provisions of
                  Section 2.1, 2.2, 2.3 or 2.4 hereof or in accordance with the provisions of any supplement hereto, whichever is applicable, but the amount of the monthly retirement income which is payable on his behalf under the plan shall be equal to the product of:

                  (1) the monthly retirement income which would have been payable on behalf of such participant under the provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof or under the provisions of any supplement hereto, whichever is applicable, if all of his service had been accrued with the Employers hereunder while qualified as an Employee as defined herein;

                           multiplied by

                  (2) the fraction in which the numerator is the participant's number of years of Credited Service which he accrued while in the service of the Employers hereunder while qualified as an Employee as defined herein and the denominator is the total number of years of Credited Service which he would have accrued if all of his service had been accrued with the Employers hereunder while qualified as an Employee as defined herein;

                  provided, however, that there shall be no duplication of service in computing benefits under this plan and under any other qualified pension or annuity plan maintained by any Employer or designated nonparticipating employer, and, if credit for service accrued while qualified as an Employee as defined herein is granted under any such other qualified pension or annuity plan, then the portion of the benefit payable under the plan based on such duplicated service shall be reduced (but not so as to produce a negative amount) by the actuarially equivalent amount of the benefit payable under such other qualified pension or annuity plan based on such duplicated service; provided further, however, that the Deferred Monthly Retirement Income Commencing at Normal Retirement Date of a participant who has been transferred from his status as an Employee as defined herein shall not be less than the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which the participant had accrued under the provisions of the plan to the date of his transfer from his status as an Employee as defined herein. It is specifically provided that the benefit specified under Section 2.4(B)(l)(a)(ii) hereof shall apply only if the participant is an Employee as defined herein on the date of his death and, in such event, the benefit determined under Section 2.4(B)(l)(a)(ii) shall not be reduced by the application of the fraction specified in (2) above but such benefit determined under such section which is payable on behalf of such a participant shall be reduced by the actuarial equivalent of any benefit payable on behalf of such participant under any other qualified pension or annuity plan maintained by any Employer or designated nonparticipating employer, and the limitation equal to 100 times the anticipated monthly retirement income to which the participant would be entitled at his normal retirement date, described in Section 2.4(B)(1)(a)(ii)(2), shall include the anticipated monthly retirement income based on his service accrued prior to his death to which such participant would be entitled at his normal retirement date under any other qualified pension or annuity plan maintained by any Employer or designated nonparticipating employer.

         (C) Payments From One Trust Fund: In lieu of the payment of retirement income or other benefits to such a participant from the trust fund of more than one qualified pension plan of the designated nonparticipating employers and the Employers, the administrators of the pension plans may, by mutual agreement, provide for payment of the entire monthly income or other benefit from one trust fund with appropriate reimbursement to the trustee of the trust fund from which the benefits are to be paid by transfer of funds equal to the single-sum value of the benefits payable under the other plan (or plans) to the trust fund from which benefits actually will be paid.

1.6  -  ELECTION NOT TO PARTICIPATE IN PLAN

        Any provisions of any other section of the plan to the contrary notwithstanding, any Employee may voluntarily elect in writing filed with the Committee not to become a participant in the plan or to discontinue his participation in the plan and in such event his rights under the plan shall be determined as follows.

        Any such participant who elects not to participate in the plan or to discontinue his participation in the plan may subsequently become a participant in the plan as of any subsequent January 1st that is at least two years after the date that he would have become a participant in the plan or the date that he discontinued his participation in the plan, whichever is applicable; provided, however, that any such Employee who has either elected not to participate in the plan or to discontinue his participation in the plan and who subsequently becomes a participant in the plan shall not be eligible to become a participant in the plan at a later date if he subsequently elects to discontinue his participation in the plan. Any such election not to participate in the plan, to discontinue participation in the plan or to resume participation in the plan shall be made on forms furnished by the Committee for this purpose and must be filed with the Committee prior to the date that such election becomes effective.

        In the event that the service of any such Employee who elects to discontinue his participation is terminated for any reason prior to his subsequently becoming a participant in the plan, the benefit, if any, which is payable to such participant or his beneficiary (even if his termination of service is due to his total and permanent disability or death) shall be equal to the amount which can be provided on an actuarially equivalent basis by the single-sum value of the Deferred Monthly Retirement Income Commencing at Normal Retirement Date, if any, which he had accrued as of the date as of which he discontinued his participation accumulated with interest from such date to the date of termination of his service.

        In the event that any such participant, who elects not to participate in the plan or who elects to discontinue his participation, subsequently becomes a participant in accordance with the provisions hereof, the monthly retirement income determined on his behalf under Section 2.1(B) hereof if he retires or his service is terminated on or after his normal retirement date or the Deferred Monthly Retirement Income Commencing at Normal Retirement Date determined on his behalf under Section l.l(A)(18) hereof if he retires or his service is terminated prior to his normal retirement date, whichever is applicable, shall be reduced by multiplying the amount of income determined under such applicable section by the fraction in which the denominator is the number of years and months, computed in completed months, between his last date of commencement of employment and his normal retirement date and the numerator is the excess of the number of years and months in the denominator over the number of years and months, computed in completed months, that he did not participate in the plan while eligible to do so.

1.7  -   RIGHTS OF OTHER EMPLOYERS TO PARTICIPATE

         Any other corporation, association, joint venture, proprietorship, or partnership may, in the future, adopt this plan by formal action on its part in the manner described in Section 6.7 hereof provided that the board of directors of the Company and the Committee both approve such participation.

        The administrative powers and control of the board of directors of the Company, as provided in the plan, shall not be deemed diminished under the plan by reason of the participation of any other Employers in the plan, and such administrative powers and control specifically granted herein to the board of directors of the Company with respect to the appointment of the Committee, amendment of the plan and other matters shall apply only with respect to the board of directors of the Company.

        Each Employer shall have the obligation to pay the contributions for its own employees and no other Employer shall have such obligation. Any failure by any Employer to live up to its obligation under the plan shall have no effect on any other Employer.

        Any Employer may withdraw at any time without affecting the others in the plan by formal action on its part, in the manner described in Section 6.7 hereof, specifying its determination to withdraw. The board of directors of the Company may in its absolute discretion terminate any Employer's participation at any time.

                                    SECTION 2
                 NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME

2.1  -  NORMAL RETIREMENT AND RETIREMENT INCOME

        Normal retirement under the plan is retirement from the service of the Employer on or after the date that the participant attains the normal retirement age of 65 years. No provision of this section or this plan shall require the retirement of a participant upon his attainment of the normal retirement age, but actual retirement shall be governed by the policy of the Employer. In the event of normal retirement, payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.1.

        (A) Normal Retirement Date: The normal retirement date of each participant will be the first day of the month coincident with or next following the date on which he attains the age of 65 years. Any participant who retires after attaining the age of 65 years but prior to his normal retirement date shall be considered for the purposes of the plan to have retired on his normal retirement date.

        (B)     Amount of Retirement Income:

                (1) To Participant Who Retires on Normal Retirement Date: The monthly retirement income payable in the manner described in Section 2.1(C) hereof to a participant who retires on his normal retirement date shall be an amount equal to $4.50 multiplied by his number of years of Credited Service.

                (2) To Participant Who Retires After Normal Retirement Date: The monthly amount of retirement income payable to a participant who retires after his normal retirement date shall be equal to the amount payable under Section 2.1(B)(1) hereof, determined as of the date the participant actually retires; provided, however, that any participant who, as of December 31, 1994, would have been entitled to a larger monthly amount of retirement income under Section 2.1(B)(2) of the plan as then constituted, shall receive such amount. As of December 31, 1994, Section 2.1(B)(2) of the plan provided that the monthly amount of retirement income payable to a participant who retires after his normal retirement date shall be equal to that amount which can be provided on an actuarially equivalent basis by the sum of:

         (a) the single-sum value as of his normal retirement date of the normal monthly retirement income which would have been payable to the participant in accordance with the provisions of
                  Section 2.1(B)(1) above if he had retired on his normal retirement date;

                  and

         (b) the amount of interest on such single-sum value in (a) above, where the interest shall be compounded annually from the participant's normal retirement date to his actual retirement date,

where all computations (including any computations applicable under Section 3.1 hereof) shall be on the basis of the interest and mortality assumptions which were being used as of the participant's normal retirement date to determine actuarially equivalent values.

         (C) Payment of Retirement Income: The monthly retirement income payable in the event of normal retirement will be payable on the first day of each month. The first payment will be made on the participant's normal retirement date, or, if the participant retires after his normal retirement date, the first payment will be made on the first day of the month coincident with or next following the date of his actual retirement. The last payment will be the payment due next preceding the retired participant's death.

2.2  -   EARLY RETIREMENT AND RETIREMENT INCOME

         Early retirement under the plan is retirement from the service of the Employer prior to the participant's normal retirement date and on or after the date as of which he has both attained the age of 55 years and completed 10 years of Vesting Service. In the event of early retirement, payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.2.

         (A) Early Retirement Date: The early retirement date will be the first day of the month coincident with or next following the date a participant retires from the service of the Employer under the provisions of this Section
2.2 prior to his normal retirement date.

         (B) Amount of Retirement Income: The monthly amount of retirement income payable in the manner described in Section 2.2(C) hereof to a participant who retires prior to his normal retirement date under the provisions of this
Section 2.2 shall be equal to the product of:

                  (1) the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which the participant has accrued as of his early retirement date;

                           multiplied by

                  (2) a factor, specified in the schedule below, based upon the number of years and full months by which the participant's early retirement date precedes his normal retirement date:

            Actuarial Reduction Factors By Years and Months by Which
              Early Retirement Date Precedes Normal Retirement Date
                                     Months

-----------------------------------------------------------------------------------------------------------
Years       0        1       2       3       4       5       6       7       8       9      10      11
-----
-----------------------------------------------------------------------------------------------------------

 0        1.000    .994    .989    .983    .978    .972    .967    .961    .956    .950    .944    .939
 1         .933    .928    .922    .917    .911    .906    .900    .894    .889    .883    .878    .872
 2         .867    .861    .856    .850    .844    .839    .833    .828    .822    .817    .811    .806
 3         .800    .794    .789    .783    .778    .772    .767    .761    .756    .750    .744    .739
 4         .733    .728    .722    .717    .711    .706    .700    .694    .689    .683    .678    .672
 5         .667    .664    .661    .658    .656    .653    .650    .647    .644    .642    .639    .636

 6         .633    .631    .628    .625    .622    .619    .617    .614    .611    .608    .606    .603
 7         .600    .597    .594    .592    .589    .586    .583    .581    .578    .575    .572    .569
 8         .567    .564    .561    .558    .556    .553    .550    .547    .544    .542    .539    .536
 9         .533    .531    .528    .525    .522    .519    .517    .514    .511    .508    .506    .503
10         .500

         (C) Payment of Retirement Income: The retirement income payable in the event of early retirement will be payable on the first day of the month. The first payment will be made on the participant's early retirement date and the last payment will be the payment due next preceding the retired participant's death.

2.3  -   DISABILITY RETIREMENT AND RETIREMENT INCOME

         (A) Definition: A participant may retire from the service of the Employer under the plan if his service is terminated prior to his normal retirement date and on or after the effective date of the plan by reason of his becoming totally and permanently disabled as defined in Section 2.3(B) below. Such retirement from the service of the Employer shall herein be referred to as disability retirement. In the event of disability retirement, uniformly and consistently applied rules shall be used with respect to all participants in similar circumstances and payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this
Section 2.3.

         (B) Total and Permanent Disability: A participant shall be considered totally and permanently disabled for the purposes of the plan if, in the opinion of the Committee, he is disabled, due to sickness or injury, from a cause other than specified in Section 2.3(C) hereof, and, as a result of such disability, is completely unable to perform any and every duty pertaining to his occupation and is eligible for and receives disability benefits under the Social Security Act.

         (C) Nonadmissible Causes of Disability: A participant will not be entitled to receive any disability retirement income if, in the opinion of the Committee, the disability is a result of:

                  (1) excessive and habitual use by the participant of drugs, intoxicants or narcotics;

                  (2) injury or disease sustained by the participant while willfully and illegally participating in fights, riots, civil insurrections or while committing a felony;

                  (3) injury or disease sustained by the participant while serving in any armed forces;

                  (4) injury or disease sustained by the participant which was diagnosed or discovered subsequent to the date his employment was terminated;

                  (5) injury or disease sustained by the participant while working for anyone other than the Employer and arising out of such employment; or

                  (6) injury or disease sustained by the participant as a result of an act of war, whether or not such act arises from a formally declared state of war.

         (D) Proof of Disability: The Committee before approving the payment of any disability retirement income shall require satisfactory proof, which may be in the form of evidence satisfactory to the Committee that the participant is then entitled to disability benefits under the Social Security Act, that the participant has become disabled as provided herein. Every six months after commencement of disability retirement income, or more frequently, the Committee may similarly require proof of the continued disability of the participant.

         (E) Disability Retirement Income: The benefit payable to a participant who retires from the service of the Employer under the provisions of this Section 2.3 due to his total and permanent disability is the monthly amount of retirement income which can be provided on an actuarially equivalent basis by the single-sum value, determined as of the date as of which his disability retirement income payments are to commence in accordance with the provisions of
Section 2.3(F) hereof, of the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which the participant has accrued as of the date of termination of his service due to disability.

         (F) Payment of Disability Retirement Income: The monthly retirement income to which a participant is entitled in the event of his disability retirement will be payable on the first day of each month. The first payment will be made on the first day of the month coincident with or next following the later to occur of (a) the date as of which his disability has existed for six months and (b) the date as of which application is made in writing by the participant or his authorized representative for the payment of such retirement income. The last payment will be as follows:

                  (1) if the participant recovers from the disability prior to his normal retirement date, the last payment will be the payment due next preceding the date of such recovery; or

                  (2) if the participant dies prior to his normal retirement date without recovering from his disability or attains his normal retirement date while still disabled, the last payment will be the 120th payment or the payment due next preceding the date of his death, whichever is later.

Any monthly retirement income payments due after the death of a disabled participant shall be paid to the participant's designated beneficiary (or beneficiaries) as provided in Sections 5.2 and 5.3 hereof.

         (G) Benefit Payable in the Event of Death of Disabled Participant Prior to Commencement of Payments

         In the event that the death of a disabled participant occurs after he has been determined to be disabled by the Committee but prior to both the date as of which his disability has existed for six months and the date as of which his disability retirement income payments are to commence as specified in
Section 2.3(F) above, his beneficiary (or beneficiaries) will receive, in lieu of all other benefits payable on behalf of the participant under the plan, a death benefit, payable in the manner described in Section 2.4(B) hereof, commencing on the first day of the month coincident with or next following the date of the disabled participant's death, which can be provided on an actuarially equivalent basis by an amount equal to the single-sum value of the death benefit which would have been payable on behalf of the participant under the provisions of such Section 2.4(B) if his service had been terminated by reason of his death on his last day of active employment with the Employer.

         (H) Recovery from Disability: If the Committee finds that the participant who is receiving disability retirement income is, at any time prior to his normal retirement date, no longer disabled, as provided herein, the Committee shall direct that the retirement income be discontinued. However, any such participant who recovers from disability, and whose retirement income is discontinued by the Committee and whose date of termination of service due to disability was on or after his Initial Vesting Date, shall, if he does not reenter the service of the Employer, be entitled to the vested deferred retirement income as provided in and subject to the provisions of Section 2.4(A) hereof, based upon the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which he had accrued as of the date of termination of his service due to disability and upon his attained age determined as of the date of his recovery from disability.

2.4  -   BENEFITS OTHER THAN ON RETIREMENT

         (A) Benefit on Termination of Service and on Death After Termination of Service:

                  (1) In the event that a participant's service is terminated prior to his normal retirement date and on or after the date on which he completed 5 years of Vesting Service for any reason other than his death, early retirement as described in Section 2.2 hereof or disability retirement as described in Section 2.3 hereof, he will be entitled to a monthly retirement income to commence on his normal retirement date or, if the participant so requests in writing filed with the Committee at least 30 days prior to the effective date thereof, to commence on the first day of any month which is prior to his normal retirement date and on or after the date on which he attained the age of 55 years. Such monthly amount of retirement income payable to a participant under the provisions of this Section 2.4(A)(1) ln the manner described in Section 2.4(A)(2) below shall be equal to the product of:

                           (a) the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which the participant has accrued to the date of termination of his service;

                                    multiplied by

                           (b) a factor, specified in the schedule below, based upon the number of years and full months by which the date of commencement of the participant's retirement income payments under this Section 2.4(A)(l) precedes his normal retirement date:

            Actuarial Reduction Factors By Years and Months By Which
        Date of Commencement of Payments Precedes Normal Retirement Date
                                     Months

-------------------------------------------------------------------------------------------------------------
  Years         0        1       2       3       4       5       6       7       8       9      10      11
  -----
-------------------------------------------------------------------------------------------------------------

    0        1.000    .994    .989    .983    .978    .972    .967    .961    .956    .950    .944    .939
    1         .933    .928    .922    .917    .911    .906    .900    .894    .889    .883    .878    .872
    2         .867    .861    .856    .850    .844    .839    .833    .828    .822    .817    .811    .806
    3         .800    .794    .789    .783    .778    .772    .767    .761    .756    .750    .744    .739
    4         .733    .728    .722    .717    .711    .706    .700    .694    .689    .683    .678    .672
    5         .667    .664    .661    .658    .656    .653    .650    .647    .644    .642    .639    .636

    6         .633    .631    .628    .625    .622    .619    .617    .614    .611    .608    .606    .603
    7         .600    .597    .594    .592    .589    .586    .583    .581    .578    .575    .572    .569
    8         .567    .564    .561    .558    .556    .553    .550    .547    .544    .542    .539    .536
    9         .533    .531    .528    .525    .522    .519    .517    .514    .511    .508    .506    .503
   10         .500

Any computations applicable under Section 2.4(A)(3) or 3.1 hereof on behalf of such a terminated participant, shall be on the basis of the interest and mortality assumptions which are being used as of the date of termination of the participant's service to determine actuarially equivalent values.

         (2) The retirement income payable under Section 2.4(A)(1) above will be payable on the first day of each month. The first payment will be made, if the participant shall then be living, on the date as of which the participant's retirement income payments are to commence as described in Section 2.4(A)(1) above, and the last payment will be the payment due next preceding such participant's death.

         (3) In the event that the terminated participant dies prior to the date as of which his retirement income payments are to commence as described above (without having received, in accordance with Section 3.2, the value of the benefit in Section 2.4(A)(1) above), his beneficiary (or beneficiaries) will receive the monthly retirement income, payable for 10 years certain and life thereafter and beginning on the first date of the month coincident with or next following the date of the terminated participant's death, which can be provided on an actuarially equivalent basis by the single-sum value as of the participant's date of death of the Deferred

Monthly Retirement Income Commencing at Normal Retirement Date which the participant had accrued to the date of termination of his service; provided, however, in lieu of payment of such benefit in the form of monthly income described above, the single-sum value of such benefit may be paid on an actuarially equivalent basis to the participant's designated beneficiary (or beneficiaries) for the life of the designated beneficiary (or beneficiaries), if the participant so elects or, in the event no election is made by the participant prior to his death, if the beneficiary (or beneficiaries) so elects.

                  (4) The provisions of Sections 3.1 and 4 hereof are applicable to the benefits provided under this Section 2.5(A).

                  (5) Except as specifically provided otherwise in any supplement hereto and except as provided in Section 2.3 with respect to disability retirement and Section 2.4(B) below with respect to death, and unless specifically provided otherwise in the plan, the participant whose service is terminated prior to his Initial Vesting Date shall not be entitled to any benefit under the plan whatever.

         (B)      Benefit Payable in Event of Death While in Service:

                  (1) If the service of a participant is terminated by reason of his death, there shall be payable to the participant's designated beneficiary (or beneficiaries) the monthly retirement income, beginning on the first day of the month coincident with or next following the date of his death, which can be provided on an actuarially equivalent basis by:

                          (a) if the participant's service is terminated by reason of his death on or prior to his normal retirement date, the greater of:

                                    (i)    an amount equal to the single-sum
                                           value of the Deferred Monthly
                                           Retirement Income Commencing at
                                           Normal Retirement Date which the
                                           participant has accrued to the date
                                           of his death; or

                                    (ii)   an amount equal to the smaller of:

                                           (1)     $3,000; or

                                           (2)     100 times the monthly
                                                   retirement income to which
                                                   the participant would have
                                                   been entitled on his normal
                                                   retirement date in accordance
                                                   with the provisions of
                                                   Section 2.1(B) hereof if his
                                                   employment had not been
                                                   terminated but had continued
                                                   uninterrupted from the date
                                                   of his death to his normal
                                                   retirement date;

                                    or

                          (b) if the participant's service is terminated by reason of his death after his normal retirement date, the single-sum value of the monthly retirement income which the participant would have been entitled to receive under the provisions of Section 2.1(B) hereof if he had retired from the service of the Employer on the date of termination of his service immediately preceding his death, where all computations under this Section 2.4(B)(1)(b) shall be on the basis of the interest and mortality assumptions which were being used as of his normal retirement date to determine actuarially equivalent values.

                  (2) Except as provided in Section 2.4(B)(3) below, the monthly retirement income payments under this Section 2.4(B) shall be payable for the life of the beneficiary (or beneficiaries) designated or selected under
Section 5.2 to receive such benefit, and, in the event of such beneficiary's death within a period of 10 years after the participant's death, the same monthly amount shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3.

                  (3) In lieu of the benefits payable in Section 2.4(B)(2) above, the single-sum value of such benefits may be paid on an actuarially equivalent basis to the participant's designated beneficiary (or beneficiaries) for the life of the designated beneficiary (or beneficiaries), if the participant so elects or, in the event no election is made by the participant prior to his death, if the beneficiary (or beneficiaries) so elects.

         (C)      Special Provisions Applicable to Payment of Death Benefits:
Any form of payment applicable to the death benefit provided under Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof, which has been designated by a participant prior to January 1, 1984 and which satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after January 1, 1984 with respect to the death benefits provided under Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof unless such designated form of payment is subsequently revoked or changed (a change of beneficiaries under the designation will not be considered to be a revocation or change of such form of payment so long as the change in beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); provided, however, if a participant, whose death occurs on or after his Initial Vesting Date, had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his beneficiary and such spouse has not consented to such other person being designated, the provisions of Section 4.1(D) hereof shall apply with respect to payments due his surviving spouse, if any. Subject to the preceding sentence and except to the extent otherwise permissible under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and regulations issued pursuant thereto, the benefit payable under
Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof on behalf of any participant whose death occurs on or after January 1, 1989 must be payable in a manner that satisfies the restrictions of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and, any provisions of such sections to the contrary notwithstanding, must:

         (a) commence not later than April 1st of the calendar year immediately following the calendar year in which the participant would attain the age 70-1/2 years; provided, however, if the beneficiary is not the participant's spouse, distribution must commence not later than one year after the date of the participant's death or, if the participant's surviving spouse was his beneficiary and such surviving spouse dies prior to the commencement of benefit payments, distribution must commence not later than one year after the date of such surviving spouse's death;

         (b) be distributed to the participant's beneficiary over one or a combination of the following periods:

                  (i)      the life of his beneficiary; or

                  (ii) a period certain not extending beyond the life expectancy of the beneficiary;

provided, however, if the participant has no designated beneficiary or if the designated beneficiary is not a living person, such benefit must be distributed in its entirety to the beneficiary not later than the fifth anniversary of the date of (i) the participant's death or (ii) the death of the participant's spouse, whichever death is the later to occur; and provided further, however, any amount payable to a child of the participant shall be treated for the purposes of this Section 2.4(C) as if it had been payable to the surviving spouse of the participant if such amount that is payable to the child will become payable to such surviving spouse upon such child's reaching majority (or upon the occurrence of such other designated event permitted under regulations issued with respect to Section 401(a)(9) of the Internal Revenue Code of 1986, as amended).

2.5  -  MINIMUM ACCRUED MONTHLY INCOME

        In the case of a participant whose Credited Service includes service which was accrued prior to February 17, 1977 and who was a participant in the Farah Manufacturing Company, Inc. Pension Plan as of February 16, 1977, the amount of his monthly normal retirement income, determined under Section 2.1(B) hereof and as applied on his behalf throughout the plan, and the amount of his Deferred Monthly Retirement Income Commencing at Normal Retirement Date, determined under Section 1.1(A)(18) hereof and as applied on his behalf throughout the plan, shall not be less than the amount of the monthly benefit which he had accrued as of February 16, 1977 under the provisions of the said Farah Manufacturing Company, Inc. Pension Plan as in effect on that date.

2.6  -   NO DUPLICATION OF BENEFITS

         Unless the context clearly provides otherwise, there shall be no duplication of benefits under the plan or under any supplement hereto, and the benefits payable under the preceding sections of the plan to or on behalf of a participant shall be inclusive of the benefits, if any, concurrently payable to or on behalf of the same participant under all other sections of the plan and under any supplements hereto.

                                    SECTION 3

                SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS

3.1  -   OPTIONAL FORMS OF RETIREMENT INCOME

         In lieu of the amount and form of retirement income payable in the event of normal retirement, early retirement, disability retirement or termination of service, as specified in Sections 2.1, 2.2, 2.3 and 2.4(A) hereof and as subjected to the provisions of Section 4.1 hereof, a participant, upon written request to the Committee, may elect to receive a retirement income or benefit of equivalent actuarial value payable in accordance with one of the options described below commencing on the date as of which such retirement income is due under the provisions of Section 2.1, 2.2, 2.3 or 2.4(A) hereof, whichever is applicable, or commencing on such later date -- which shall not be later than his Required Beginning Date -- as the participant may specify in his written request.

         Option 1:        A retirement income of smaller monthly amount,
                          payable to the participant for his lifetime, and in the event of his death within a period of 10 years after the date as of which his retirement income payments first commenced, the same monthly amount that was payable to the participant will be payable for the remainder of such 10-year period to a beneficiary designated by him.

        Option 2:         A retirement income of modified monthly amount,
                          payable to the participant during his lifetime, and in the event that the participant predeceases his spouse, 50% of such modified monthly amount will be payable after the death of the participant to such spouse for the lifetime of the spouse. This option is also referred to herein as the Qualified Joint and 50%
                          Survivor Annuity Option.

         Any optional form of payment designated by a participant prior to January 1, 1984, which satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after January 1, 1984 unless such optional form of payment is subsequently revoked or changed (a change of beneficiaries under the designation will not be considered to be a revocation or change of such optional form of payment so long as the change in beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); provided, however, that the provisions of Section 4.1(C) hereof shall apply if the participant has a spouse at the date on which his initial payment under such optional form is due and his spouse does not consent to such optional form of payment. Subject to the preceding sentence but notwithstanding any other provision of this Section 3.1 to the contrary, any option elected under this Section 3.1 that applies to a benefit commencing on or after January 1, 1985 must provide that the entire interest of the participant will be expected to be distributed to the participant and his beneficiaries and joint pensioners, in a manner that satisfies the restrictions of Section 401(a)(9) of the Internal Revenue Code, over one or a combination of the following periods:

                  (a)      the life of the participant;

                  (b) the lives of the participant and his designated beneficiary or joint pensioner;

                  (c) a period certain not extending beyond the life expectancy of the participant; or

                  (d) a period certain not extending beyond the joint life and last survivor expectancy of the participant and his designated beneficiary or joint pensioner.

The amount to be distributed each year under the optional form of payment must be equal to or greater than the lesser of (i) the single-sum value of the benefit payable on behalf of the participant or (ii) an amount equal to the quotient obtained by dividing the single-sum value, determined as of the beginning of such year or, if later, as of the date of initial distribution of such benefit to the participant, of the benefit payable on behalf of the participant by the life expectancy of the participant or by the joint life and last survivor expectancy of the participant and his designated beneficiary or joint pensioner, as the case may be; provided, however, no distribution shall be required or a lesser amount may be distributed if, beginning with the calendar year during which the participant's Required Beginning Date occurs and each calendar year thereafter, the aggregate of the amounts distributed by the end of the applicable calendar year is at least equal to the aggregate of the minimum amounts which would be required by the above provisions to have been distributed by the end of such calendar year if payments had commenced on his Required Beginning Date; and provided further, however, that an annuity or endowment contract issued by an insurance company which provides for non-increasing payments over one or a combination of the periods described in (a), (b), (c) and (d) above beginning not later than the Required Beginning Date shall satisfy the provisions of this sentence. At the election of the participant (or, if the participant is deceased, his spouse), the life expectancy of the participant or the joint life and last survivor expectancy of the participant and his designated beneficiary or joint pensioner used for the purposes of this paragraph may be redetermined after the Required Beginning Date, but not more frequently than annually, only if the participant's designated beneficiary or joint pensioner is his spouse. Such life expectancy shall not exceed the period computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Any amount that is payable to the child of a participant under an optional form of payment hereunder shall be treated for the purposes of satisfying the requirements of this paragraph as if it had been payable to the surviving spouse of the participant if such amount that is payable to the child will become payable to such surviving spouse upon such child's reaching majority (or upon the occurrence of such other designated event permitted under regulations issued with respect to Section 401(a)(9) of the Internal Revenue Code).

         Retirement income payments will be made under the option elected in accordance with the provisions of this section and will be subject to the following limitations:

         (A) If a participant's service is terminated by reason of his death prior to the date that his retirement income commences under the plan, no benefit will be payable under the option to any person.

         (B) If a retired or terminated participant dies after the date of his retirement or termination of service and prior to the date that his retirement income commences under the plan, no benefit will be payable under the option to any person unless such option specifically provides for the payment of a benefit in such event and the death benefit, if applicable, provided under Section 2.4(A)(3) hereof has been waived.

         (C) If the designated beneficiary or joint pensioner dies before the date that the participant's retirement income commences under the plan, the option elected will be cancelled automatically and a retirement income of the form and amount otherwise payable in accordance with the provisions of Section 2 hereof will be payable to the participant as if the election had not been made unless a new election is made in accordance with the provisions of this section or unless a new beneficiary or joint pensioner is designated by the participant prior to the date that his retirement income commences under the plan and within 90 days after the death of the prior beneficiary or joint pensioner.

         (D) If both the participant and the beneficiary designated by him die after the date that the participant's retirement income commences under the plan but before the full payment has been effected under any option providing for payments for a period certain, made pursuant to the provisions of this Section 3.1, the contingent beneficiary pursuant to Section 5.3, in his discretion, may elect that the remaining payments be made, or that the commuted value of the remaining payments be paid in a lump sum, in either case in accordance with Section 5.3 hereof.

         (E) If a participant dies after his payments have commenced, payment of his remaining interest, if any, shall be distributed, to the extent required by Section 401(a)(9) of the Internal Revenue Code and regulations issued with respect thereto, at least as rapidly as provided under the method of payment in effect prior to his death.

3.2  -  LUMP-SUM PAYMENT OF SMALL RETIREMENT INCOME

        Notwithstanding any provision of the plan to the contrary, if the monthly income payable to any person entitled to any benefit hereunder is less than $50 or if the single-sum value of the retirement income or other benefit payable to any person entitled to any benefit hereunder is less than $5,000, or if such monthly income or single-sum value is less than such alternate amount that the Committee may from time to time prescribe for application under this section in lieu of $50 and $5,000, respectively, the actuarial equivalent of such retirement income or other benefit shall be paid in a lump sum, subject to the provisions below. Such actuarial equivalent shall be based upon the mortality and interest assumptions which are being used as of the date of the participant's retirement or termination of service to determine actuarially equivalent values; provided, however, that the interest assumption used to compute the amount of any such lump-sum payment may not be greater than the interest rate which would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump-sum distribution on plan termination (as determined under Sections 411(a)(11) and 417 of the Internal Revenue Code and regulations issued pursuant thereto) as of the first day of the plan year during which the distribution is made. Any benefit payable under this Section 3.2 shall require the consent of the recipient and of the participant's spouse, if living, if either (i) the amount of such lump-sum payment exceeds $3,500 (or such higher amount as may be permitted from time to time under Sections 411(a)(11) and 417 of the Internal Revenue Code and the regulations issued pursuant thereto), whether such lump-sum payment is to be made before or after the participant attains (or would have attained) age 65, (ii) such lump-sum payment is to be made after the annuity starting date of the applicable retirement income or other benefit, or (iii) the date of payment of such lump-sum payment is later than the close of the second plan year following the plan year in which the date of the participant's retirement or termination of service occurs, and payment must be made within 90 days after such consent is received by the Committee. Any spousal consent required under this Section 3.2 must satisfy the requirements of Section 4.1(G) and Section 417(b)(2) of the Internal Revenue Code. For purposes of this Section, if the single-sum value of the retirement income or other benefit payable pursuant to this Section is zero, the person entitled to such benefit shall be deemed to have received a distribution of such retirement income or other benefit.

3.3  -   BENEFITS APPLICABLE TO PARTICIPANT WHO HAS
         BEEN OR IS EMPLOYED BY TWO OR MORE EMPLOYERS

         In the event that a participant's service is terminated for any reason and such participant has been or is employed by any two or more Employers, his retirement or termination benefit, if any, shall be computed by applying the benefit formulas as if all the Employers were a single Employer, provided there is a proper allocation (taking into account the Credited Service applicable to each Employer) of the costs of the resulting benefits among the Employers by which such participant has been or is employed.

3.4  -   FUNDING OF BENEFITS THROUGH PURCHASE OF
         LIFE INSURANCE CONTRACT OR CONTRACTS

         In lieu of paying benefits from the trust fund to a participant or his beneficiary, upon direction of the Committee with specific prior authorization in writing from the Employer, the trustee shall enter into a contract or contracts, or an agreement or agreements, with one or more legal reserve life insurance companies for the purchase, with funds in the trust, of a retirement annuity or other form of life insurance contract which, as far as possible, provides benefits equal to (or actuarially equivalent to) those provided in the plan for such participant or beneficiary, but provides no optional form of retirement income or benefit which would not be permitted under Section 3.1 hereof, whereupon such contract shall thereafter govern the payment of the amount of benefit, if any, represented by such contract, which is payable under the plan upon the participant's retirement or termination of service, and the liability of the trust fund and of the plan will cease and terminate with respect to such benefits that are purchased and for which the premiums are duly paid.

        Any policy or contract issued under this section shall be subject to the provisions of Section 4.1 hereof pertaining to the Qualified Joint and 50% Survivor Annuity Option and to the qualified preretirement survivor annuity.

        Any policy or contract issued under this Section 3.4 prior to the termination of the plan shall provide that the trustee shall retain all rights of ownership at all times except the right, unless such policy or contract provides otherwise, to designate the beneficiary or beneficiaries to receive any benefits payable upon the death of the participant and shall further provide that all dividends or experience rating credits shall be paid to the trustee and applied to reduce future Employer contributions to the plan.

        Any annuity contract distributed by the trustee to a participant or beneficiary hereunder shall contain a provision to the effect that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person other than the issuer thereof.

3.5  -  DIRECT ROLLOVERS

        This Section 3.5 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 3.5, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

        (A) Waiver of Notice: If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                (1) the Committee clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                (2) the participant, after receiving the notice, affirmatively elects a distribution.

        (B) Definitions: For purposes of this Section 3.5, the terms described below shall have the following meanings:

                  (1) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Internal Revenue Code; and (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (2) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Internal Revenue Code, an annuity plan described in Section 403(a) of the Internal Revenue Code, or a qualified trust described in Section 401(a) of the Internal Revenue Code, that accepts the Distributee's Eligible Rollover Distribution; however, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (3) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (4) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                    SECTION 4

                  GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS

4.1  -   SPECIAL PROVISIONS REGARDING AMOUNT AND PAYMENT OF
         RETIREMENT INCOME

         The amount and payment of retirement income determined under Sections 2.1, 2.2, 2.3 and 2.4 hereof shall be subjected to the following provisions of this Section 4.1.

         (A) Maximum Amount of Retirement Income: Any provisions herein to the contrary notwithstanding, in no event shall the monthly retirement income, determined under Section 2.1, 2.2, 2.3, or 2.4 hereof, which is payable to a participant hereunder exceed (1) the maximum amount of retirement income for Defined Benefit Plans as specified in Section 415(b) of the Internal Revenue Code or (2) if the participant is a participant in both a Defined Benefit Plan and a Defined Contribution Plan maintained by the Employer, the maximum amount of retirement income due to the limitation in the case of a Defined Benefit Plan and a Defined Contribution Plan for the same employee as specified in Section 415(e) of the Internal Revenue Code. The maximum amounts of retirement income specified in Sections 4.1(A)(l), 4.1(A)(2) and 4.1(A)(3) below apply to the amount of retirement income, exclusive of any portion thereof attributable to the participant's own contributions, if any, which is payable under the plan to the participant in the form of a straight life annuity (with no ancillary benefits), where any ancillary benefit which is not directly related to retirement income payments shall not be taken into account and where that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity (as defined in Section 417 of the Internal Revenue Code) shall not be taken into account. In determining the maximum monthly retirement income payable on behalf of any participant, all Defined Benefit Plans (whether or not terminated) of (i) all corporations and associations which are members of a controlled group of corporations within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) and substituting "more than 50%" for the phrase "at least 80%" each place that it appears in Section 1563(a)(1), with respect to which the Employer is such a member, (ii) all trades or businesses (whether or not incorporated) which are under common control with the Employer, as determined under Section 414(c) of the Internal Revenue Code and regulations issued thereunder, and (iii) all service organizations which are members of an affiliated service group with respect to which the Employer is such a member, as determined under Section 414(m) of the Internal Revenue Code and regulations issued thereunder, are to be treated as one Defined Benefit Plan; and all Defined Contribution Plans (whether or not terminated) of such corporations, associations, trades or businesses and service organizations are to be treated as one Defined Contribution Plan. The proportion of the maximum monthly retirement income applicable to all such Defined Benefit Plans of such corporations, associations, trades or businesses and service organizations shall be determined on a pro rata basis depending upon the actuarially equivalent amount of retirement income otherwise accrued under each such Defined Benefit Plan. In the case of an individual who was a participant in one or more Defined Benefit Plans of the employer as of the first day of the first limitation year beginning after December 31, 1991, the application of the limitations of this
Section 4.1(A) shall not cause the maximum permissible amount for such individual under all Defined Benefit Plans to be less than the individual's current accrued benefit. The preceding sentence applies only if such Defined Benefit Plan met the requirements of Section 415 of the Internal Revenue Code for all limitation years beginning before January 1, 1992. An individual's current accrued benefit is the individual's accrued benefit under the plan determined as if the participant had separated from service as of the close of the last limitation year beginning before

January 1, 1992 when expressed as an annual benefit within the meaning of
Section 415(b)(2) of the Internal Revenue Code disregarding any change in the terms and conditions of the plan after May 5, 1986 and any cost-of-living adjustments occurring after May 5, 1986.

         (1)      Maximum Amount of Retirement Income Due to Restrictions of
Section 415(b) of the Internal Revenue Code: Subject to the provisions of
Section 4.1(A)(3) below, the monthly retirement income (the total applicable to all such Defined Benefit Plans) payable in the manner described above in this
Section 4.1(A) shall not exceed an amount which is actuarially equivalent to 1/12 of the smaller of:

                  (a) an amount equal to the sum of $90,000 and the accumulated increments, if any, which have been added to such figure on or after January 1, 1988 for increases in cost-of-living pursuant to the provisions of Section 415(d) of the Internal Revenue Code of 1986, as amended; provided, however that:

                           (i) effective as of January 1, 1992, if the date of commencement of the participant's retirement income is after the participant's Social Security Retirement Age, the $90,000 limitation shall be increased to the actuarial equivalent (determined in accordance with Section 415(b)(2)(E) of the Internal Revenue Code of 1986, as amended) of a $90,000 annual benefit beginning at the Social Security Retirement Age (notwithstanding the foregoing to the contrary, effective on or after January 1, 1990, but prior to January 1, 1992, the following shall apply instead of the foregoing: if the date of commencement of the participant's retirement income is after the date on which he attained the age of 65 years, the maximum amount of retirement income applicable to him under this Section 4.1(A)(1)(a) shall be increased in accordance with the provisions of Section 415(b)(2)(D) of the Internal Revenue Code and regulations issued pursuant thereto, so that such maximum amount applicable to him is actuarially equivalent to the amount of retirement income that is applicable under this Section 4.1(A)(1)(a) to a participant who is age 65 years); or

                           (ii) effective as of January 1, 1992, if the date of commencement of the participant's retirement income is prior to the participant's Social Security Retirement Age, the $90,000 limitation shall be reduced to the actuarial equivalent (determined in accordance with Section 415(b)(2)(E) of the Internal Revenue Code of 1986, as amended) of a $90,000 annual benefit beginning at the Social Security Retirement Age. Such reduction shall be made in such manner as shall be prescribed by the Secretary of the Treasury which is consistent with the reduction for old-age insurance benefits under the Social Security Act commencing before the Social Security Retirement Age (notwithstanding the foregoing to the contrary, effective on or after January 1, 1990, but prior to January 1, 1992, the following shall apply instead of the foregoing: if the date of commencement of the participant's retirement income is prior to the date on which he will attain the age of 62 years, the maximum amount of retirement income applicable to him under this Section 4.1(A)(1)(a) shall be reduced in accordance with the provisions of Section 415(b)(2)(C) of the Internal Revenue Code and regulations issued pursuant thereto, so that such maximum amount applicable to him is equal to the greater of: (aa) an amount that is actuarially equivalent to the amount of retirement income that is applicable under this Section 4.1(A)(1)(a) to a participant who is age 62 years; or (bb) an amount equal to: (1) if the participant has attained the age of 55 or more years as of the date of commencement of his retirement income, $75,000; or (2) if the participant has not attained the age of 55 years as of the date of commencement of his retirement income, an amount that is actuarially equivalent to the amount of retirement income that is applicable under (1) immediately above to a participant who is age 55 years); or

                           (iii) if the participant was a participant in the plan before the limitation year beginning in 1983 and his Credited Service includes service which was accrued prior to such limitation year, any provisions of (i) or
                                    (ii) above to the contrary notwithstanding, the maximum amount of retirement income applicable to him under the provisions of this Section 4.1(A)(1)(a) shall not be less than his current accrued benefit (within the meaning of Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of
                                    1982) which he would have been entitled to receive under the provisions of the plan as in effect on July 1, 1982 if his service had been terminated on the last day of the limitation year which immediately precedes the limitation year beginning in 1983, if the terms and conditions of the plan as in effect on July 1, 1982 had continued without change and if there were no cost-of-living adjustments pursuant to the provisions of Section 415(d) of the Internal Revenue Code, as amended, occurring after July 1, 1982; or

                           (b)      an amount equal to the larger of:

                                    (i)      the sum of (1) 100% of the
                                             participant's average annual IRC
                                             415 Compensation during the three
                                             consecutive years during which he
                                             received the greatest aggregate IRC
                                             415 Compensation and (2) the
                                             accumulated increments, if any,
                                             which have been added to such
                                             figure on and after January 1, 1988
                                             and after the date of the
                                             participant's retirement or
                                             termination of service for
                                             increases in cost-of-living
                                             pursuant to the provisions of
                                             Section 415(d) of the Internal
                                             Revenue Code; or

                                    (ii)     $10,000 but such amount shall apply
                                             only if the Employer has not at any
                                             time maintained a Defined
                                             Contribution Plan in which the
                                             participant participated, and such
                                             amount shall not require any
                                             adjustment to the value of any
                                             retirement benefit payable under
                                             the plan which is not in the form
                                             of a straight life annuity (whether
                                             or not directly related to
                                             retirement benefits);

provided that if the participant has less than 10 years of participation with the Employer, the limitation described in (a) above is reduced by one-tenth for each year of participation (or part thereof) less than ten and if the participant has less than ten years of service with the employer the limitation described in (b) above is reduced by one-tenth for each year of service (or part thereof) less than ten. The increments, if any, which are added to the figures described above for increases in cost-of-living pursuant to the provisions of
Section 415(d) of the Internal Revenue Code shall become effective as of January 1st of each applicable calendar year or, if applicable, as of such other date as the Secretary of the Treasury or his delegate may prescribe as the date on which any such increase shall become effective. The mortality and interest assumptions that are used in computing actuarially equivalent amounts under the above provisions of this section shall be the same as those that are used in computing actuarially equivalent benefits payable on behalf of a participant upon his retirement or termination of service and upon the exercise of optional forms of retirement income under the plan except that (a) the interest rate assumption shall not be less than 5% for the purposes of converting the retirement income to a form other than a straight life annuity (with no ancillary benefits) and for the purposes of adjusting the maximum retirement income payable to a participant who is less than age 62 years so that it is actuarially equivalent to such a retirement income commencing at age 62 years or at age 55 years, whichever is applicable, and (b) the interest rate assumption shall not be greater than 5% for the purposes of adjusting the maximum retirement income payable to a participant who is over age 65 years so that it is actuarially equivalent to such a retirement income commencing at age 65 years.

         (2)      Maximum Amount of Retirement Income Due to Restrictions of
Section 415(e) of the Internal Revenue Code: Subject to the provisions of
Section 4.1(A)(3) below, the monthly retirement income payable in the form and manner described above in this Section 4.1(A) to a participant hereunder who is a participant in both a Defined Contribution Plan and a Defined Benefit Plan to which the provisions of this Section 4.1(A) apply shall not exceed an amount equal to:

                  (a)      the smaller of:

                           (i) the maximum amount of monthly retirement income determined under Section 4.1(A)(1)(a) above multiplied by 1.25; or

                           (ii) the maximum amount of monthly retirement income determined under Section 4.1(A)(1)(b) above multiplied by 1.4;

                           multiplied by

                           (b) the excess of (i) 1.0, over (ii) his Defined Contribution Plan Fraction.

                  (3) Post-Retirement Cost-of-Living Increases: In the event that the maximum amount of retirement income specified in Section 4.1(A)(1) of the plan is increased after the date of commencement of a participant's retirement income due to any cost-of-living adjustment announced by the Internal Revenue Service pursuant to the provisions of Section 415(d) of the Internal Revenue Code, the amount of monthly retirement income payable under the plan to a participant whose retirement income is restricted due to the provisions of such section of the plan shall be increased, effective as of January 1st of the calendar year for which such increase becomes effective or, if applicable, as of such other date as the Secretary of the Treasury or his delegate may prescribe as the date on which such increase shall become effective, to reflect the increase in the amount of retirement income that may be payable under the plan as a result of such cost-of-living adjustment.

                  (4) IRC Section 415 Definitions: Following are certain terms which are used herein for the purposes of the limitations under Section 415 of the Internal Revenue Code and which shall have the meanings assigned to them in Section 415 of said Code and regulations and rulings issued with respect thereto:

                           (a) "Defined Benefit Plan" shall have the meaning assigned in Section 414(j) of the Internal Revenue Code.

                           (b) "Defined Benefit Plan Fraction" is the fraction in which the numerator is the participant's projected annual benefit (determined as of the end of the limitation year) under all Defined Benefit Plans to which the provisions of this Section 4.1(A) apply and the denominator is the lesser of (i) 1.25 multiplied by the amount determined on behalf of the participant under Section 4.1(A)(1)(a) above or (ii) 1.4 multiplied by the amount determined on behalf of the participant under Section 4.1(A)(1)(b) above.

                           (c) "Defined Contribution Plan" shall have the meaning assigned in Section 414(i) of the Internal Revenue Code.

                           (d) "Defined Contribution Plan Fraction" is the fraction in which the numerator is the sum of the actual annual additions to the participant's accounts in such limitation year and for all prior limitation years under all Defined Contribution Plans to which the provisions of this Section 4.1(A) apply and the denominator is the sum of the lesser of (i) 1.25 multiplied by the dollar limitation in effect under Section 415(c) of the Internal Revenue Code (as modified by the provisions of Section 415(d) of said
                                    Code) for such limitation year and for all prior limitation years of such participant's employment (assuming for this purpose that said Sections 415(c) and 415(d) had been in effect during such prior years) and (ii) 1.4 multiplied by 25% of the participant's IRC 415 Compensation for such limitation year and for all prior limitation years of such participant's employment.

                           (e) "IRC 415 Compensation" shall include (i) wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements of other expense allowances under a nonaccountable plan (as described in Income Tax Regulations
                                    Section 1.62-2(c)), (ii) in the case of a participant who is an employee within the meaning of Section 401(c)(1) of the Internal Revenue Code and the regulations thereunder, the employee's earned income (as described in Section 401(c)(2) and the regulations thereunder), (iii) amounts described in Sections 104(a)(3), 105(a) and 105(h) of the Internal Revenue Code, but only to the extent that these amounts are includible in the gross income of the participant, (iv) amounts paid or reimbursed by the Employer for moving expenses incurred by the participant, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the participant under Section 217 of the Internal Revenue Code, (v) the value of a non-qualified stock option granted to the participant by the Employer, but only to the extent that the value of the stock option is includible in the gross income of the participant for the taxable year in which granted, (vi) the amount includible in the gross income of the participant upon making the election described in
                                    Section 83(b) of the Internal Revenue Code and (vii) any amounts received by the participant pursuant to an unfunded non-qualified plan in the year such amounts are includible in the gross income of the participant. Paragraphs (i) and (ii) above include foreign earned income (as defined in Section 911(b) of the Internal Revenue
                                    Code), whether or not excludable from gross income under Section 911 of the Internal Revenue Code, compensation described in paragraph (i) above shall be determined without regard to the exclusions from gross income in Sections 931 and 933 of the Internal Revenue Code and similar principles are applied with respect to income subject to Sections 931 and 933 in determining compensation in paragraph (ii) above. Compensation as defined above shall exclude
                                    (i) contributions by the Employer to a plan of deferred compensation which are not included in the participant's gross income for the taxable year in which contributed,
                                    (ii) contributions by the Employer under a simplified employee pension plan for the taxable year in which contributed, (iii) any distribution from a plan of deferred compensation, (iv) amounts realized from the exercise of a non-qualified stock option,
                                    (v) amounts realized when restricted stock
                                    (or property) held by the participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture,
                                    (vi) amounts realized from the sale,
                                    exchange or other disposition of stock
                                    acquired under a
                                    qualified stock option, (vii) other amounts which received special tax benefits and
                                    (viii) contributions made by the Employer
                                    (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Internal Revenue Code (whether or not the amounts are actually excludable from the gross income of the participant). For limitation years beginning after December 31, 1991, IRC 415 Compensation for a limitation year is the IRC 415 Compensation actually paid or made available during such limitation year.

                           (f) "limitation year" is the 12-month period which is used for application of the limitations under Section 415 of the Internal Revenue Code and, unless a different 12-month period has been elected by the Employer in accordance with rules or regulations issued by the Internal Revenue Service or the Department of Labor, shall be the calendar year.

                           (g) effective as of January 1, 1992, "Social Security Retirement Age" is the age used as the retirement age for the participant under
                                    Section 216(l) of the Social Security Act, except that such Section shall be applied
                                    (i) without regard to the age increase
                                    factor, and (ii) as if the early retirement age under Section 216(l)(2) thereof was age 62.

                           (h) effective as of January 1, 1992, "annual addition" is employer contributions, forfeitures, employee contributions, amounts allocated after March 31, 1984 to an individual medical account that is part of a pension or annuity plan maintained by the Employer, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Internal Revenue Code) under a welfare benefit fund and allocations under a simplified employee pension, but effective from January 1, 1990 to prior to January 1, 1992, instead of all employee contributions counting as "annual additions", only employee contributions exceeding 6% of the employee's IRC 415 Compensation for the limitation year or, if less, one-half of such employee contributions shall count as annual additions.

         (B) Minimum Benefits on Normal or Early Retirement: Any provisions of Section 2.1 or 2.2 hereof to the contrary notwithstanding, in the event of the normal retirement or early retirement of a participant in accordance with the provisions of Section 2.1 or 2.2 hereof, his monthly retirement income determined in accordance with the provisions of Section 2.1(B) or 2.2(B) hereof, whichever is applicable, shall not be less than the monthly retirement income, if any, determined in accordance with the provisions of Section 2.1(B) or
Section 2.2(B) hereof that such participant would have received as of any earlier date of retirement if he had retired under the provisions of Section 2.1 or 2.2 at any time prior to his actual date of retirement.

         (C) Requirement With Respect to Form of Payment: The Committee shall provide each participant no less than 30 days and no more than 90 days before the date as of which his retirement income payments are scheduled to commence under the provisions of Sections 2.1(C), 2.2(C), 2.3(F) and 2.4(A)(2) written notification of:

                  (1) the terms and conditions of payment under Sections 2.1(C), 2.2(C), 2.3(F) and 2.4(A)(2) hereof;

                  (2) the terms and conditions of payment under the Qualified Joint and 50% Survivor Annuity Option described in Section 3.1 hereof;

                  (3) the participant's right to make and the effect of an election to waive the Qualified Joint and 50% Survivor Annuity Option;

                  (4)      the rights of the participant's spouse;

                  (5) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and 50% Survivor Annuity Option; and

                  (6) the relative values of the various optional forms of benefit under the plan.

Any provisions of Section 2.1(C), 2.2(C), 2.3 (F), 2.4(A)(2) or 3.1 hereof to the contrary notwithstanding, if a participant, who has a spouse at the date on which his retirement income payments are scheduled to commence as specified under the provisions of said sections, does not elect, in writing filed with the Committee (and with the consent of his spouse if the date of such commencement of payments is on or after January 1, 1985) during the election period described below, to receive the retirement income payable on his behalf either (i) under the form of payment specified in Section 2.1(C), 2.2(C), 2.3(F) or 2.4(A)(2), whichever is applicable, or (ii) under an optional form of payment described in and subject to the provisions of Section 3.1 hereof, such participant shall be deemed to have elected (and his retirement income shall be payable on an actuarially equivalent basis in accordance with the provisions of) the Qualified Joint and 50% Survivor Annuity Option. Any such married participant may make an election under this section at any time during the period beginning on the date which is 90 days prior to the date as of which his retirement income payments are to commence under
Section 2.1(C), 2.2(C), 2.3(F) or 2.4(A)(2), whichever is applicable, and ending on the latest to occur of (i) such applicable date, (ii) the date which is 90 days after the date on which he was provided with the general written explanation described above or (iii) the date which is 90 days after the date on which he was provided with any specific detailed information concerning the payment of his retirement income that is required to be furnished due to the request of the participant. If any such participant does not file his election with the Committee prior to the expiration of the election period described above, the commencement of his retirement income may be delayed until the end of such election period, but he will be entitled to a retroactive payment with respect to those retirement income payments which were delayed. If any participant has elected a form of payment other than that provided under the Qualified Joint and 50% Survivor Annuity Option, he may subsequently revoke such election, in writing filed with the Committee within the election period described above, in order to receive his retirement income payable in accordance with this Section 4.1(C). The consent of the participant's spouse during such election period shall be required in order for a participant, whose retirement income payments initially commence on or after January 1, 1985, to receive his retirement income in a form other than that provided under the Qualified Joint and 50% Survivor Annuity Option.

         (D) Qualified Preretirement Survivor Annuity: If a deceased participant, whose death occurs on or after his Initial Vesting Date and on or after January 1, 1985 and on whose behalf a death benefit is payable under
Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof, had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his beneficiary at a time other than during the election period described below or such spouse has not consented to such other person being designated as the beneficiary, the participant shall be deemed to have:

                (1)       revoked his prior designation of beneficiary;

                (2)       designated such spouse as his beneficiary to receive a

                          portion of the death benefit payable on his behalf under Section 2.3(G), 2.4(A)(3) or 2.4(B), whichever is applicable;

                (3) specified that the portion of the benefit provided under Section 2.3(G), 2.4(A)(3) or 2.4(B) that is payable to his surviving spouse will be payable as an actuarially equivalent monthly income payable on the first day of each month with the first payment being due (only if said spouse is then living) on the earliest date as of which payments to the participant could have commenced under Section 2.1, 2.2 or 2.4(A) hereof, as the case would be, if the participant had survived until such date (such date is hereinafter referred to in this Section 4.1(D) as the "Earliest Annuity Commencement Date"), and with the last payment being the payment due next preceding such spouse's death;

                (4) specified that the portion of the benefit provided under Section 2.3(G), 2.4(A)(3) or 2.4(B) that is payable to the surviving spouse shall have an actuarially equivalent single-sum value, determined as of the date of his death, of the monthly retirement income that would be payable to his surviving spouse, commencing on the Earliest Annuity Commencement Date, under the Qualified Joint and 50% Survivor Annuity Option if:

                          (a) the participant terminated on the date of his death for a reason other than disability retirement or death (or, if the participant is a vested terminated participant entitled to a benefit under Section 2.4(A) hereof, he had survived to the Earliest Annuity Commencement Date);

                          (b) the participant had (for the purposes of determining the amount of such monthly retirement income commencing at the Earliest Annuity Commencement Date) waived the death benefit coverage under Section 2.4(A)(3) hereof, if applicable, during the period beginning on the date of his death and ending on the Earliest Annuity Commencement Date; and

                          (c) the participant had died immediately after such commencement of payments (one-half of the initial payment which would have been due the participant on such Earliest Annuity Commencement Date shall be included in the determination of such single-sum value); and

                (5) designated such other person (or persons) that was named as his beneficiary under such revoked designation as the beneficiary to receive the remaining portion of such benefit payable on his behalf under and in accordance with the provisions of
                          Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof.

The election period during which a participant may designate a person other than his spouse as his beneficiary such that the benefit described above ("qualified preretirement survivor annuity") will not be paid to his spouse is the period which begins on the first day of the plan year in which the participant attains age 35 and ends on the date of the participant's death. If a participant separates from service prior to the first day of the plan year in which age 35 is attained, with respect to benefits accrued prior to separation, the election period shall begin on the date of separation. A participant who will not yet attain age 35 as of the end of any current plan year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the plan year in which the participant will attain age 35. Such election will not be valid unless the participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under Section 4.1(C). Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the plan year in which the participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Section 4.1.

         The Committee shall provide each participant within the applicable period for such participant, a written explanation of the qualified preretirement survivor annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of Section 4.1(C) applicable to a Qualified Joint and 50% Survivor Annuity Option. The applicable period for a participant is whichever of the following periods ends last: (i) the period beginning with the first day of the plan year in which the participant attains age 32 and ending with the close of the plan year preceding the plan year in which the participant attains age 35; (ii) a reasonable period ending after the individual becomes a participant, (iii) a reasonable period ending after the "subsidization rule" described below ceases to apply to the participant; (iv) a reasonable period ending after this Section 4.1(D) first applies to the participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation of service in case of a participant who separates from service before attaining age 35. For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a participant who separates from service before the plan year in which age 35 is attained, notice shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a participant thereafter returns to employment with the Employer, the applicable period for such participant shall be redetermined. Notwithstanding the other requirements of this Section 4.1(D), the respective notices prescribed by this section need not be given to a participant if the plan "fully subsidizes" the costs of a qualified preretirement survivor annuity, and the plan does not allow the participant to waive the qualified preretirement survivor annuity and does not allow a married participant to designate a nonspouse beneficiary. For these purposes, a plan fully subsidizes the costs of a benefit if under the plan no increase in cost or decrease in benefits to the participant may result from the participant's failure to elect another benefit. Prior to the time the plan allows the participant to waive the qualified preretirement survivor annuity, the plan may not charge the participant for the cost of such benefit by reducing the participant's benefits under the plan or by any other method. In lieu of the payment of such benefit to the surviving spouse of a participant in the form of monthly income described in Section 4.1(D)(3) above commencing at the Earliest Annuity Commencement Date, such benefit may be paid on an actuarially equivalent basis to the participant's spouse, subject to the provisions of Section 2.4(C) hereof, in an optional form available under Section 3.1 and commencing on such other date as the surviving spouse may elect. For the purposes of Sections 4.1(D)(3) and 4.1(D)(4) above, the Earliest Annuity Commencement Date of a deceased disabled participant on whose behalf a death benefit is payable under Section 2.3(G) hereof and the monthly retirement income that would be payable to his surviving spouse, commencing on the Earliest Annuity Commencement Date, under the Qualified Joint and 50% Survivor Annuity Option, shall be determined as though such participant had recovered from his total and permanent disability and had reentered the service of the Employer immediately prior to his death.

        If the beneficiary of a participant is his spouse but the participant elects, pursuant to the provisions of Section 2.4(A)(3) or 2.4(B) hereof, whichever is applicable, an actuarially equivalent form of payment of the benefit provided under such applicable section that does not provide for monthly payments during the lifetime of his spouse in an amount at least as great as the actuarially equivalent income, if any, which would have been payable to such spouse under the provisions of the Qualified Joint and 50% Survivor Annuity Option if the participant had retired under the provisions of Section 2.1 or 2.2 hereof or his retirement income payments due under Section 2.4(A) hereof had commenced, whichever is applicable, on the day before his death while said option was in effect and he had died immediately thereafter, the Committee shall inform such participant that such election will constitute an election not to receive a benefit which has the effect of a qualified preretirement survivor annuity provided under a qualified joint and survivor annuity as described in
Section 417 of the Internal Revenue Code of 1986, as amended, and shall require the consent of the participant's spouse.

        There shall be no duplication between the benefits provided under Sections 2.3(G), 2.4(A)(3) and 2.4(B) and under the qualified preretirement survivor annuity described in this Section 4.1(D), but the benefits under each shall be inclusive of the benefits under the other.

        (E) Latest Date of Commencement of Benefits to 5-Percent Owner: Any provisions of Section 2.1 or 3.1 hereof to the contrary notwithstanding, distribution on or after January 1, 1985 of the accrued benefit to which a participant, who is a 5-percent owner (within the meaning of Section 416(i) of the Internal Revenue Code), has a nonforfeitable interest must commence, regardless of whether or not his service has been terminated, on a date not later than his Required Beginning Date; provided, however, if an election of a form of payment has been made by a participant prior to January 1, 1984 and such election provides for the commencement of the participant's benefit at a date later than the dates specified in (a), (b) and (c) above, distribution of the participant's accrued benefit shall commence and be payable in accordance with such election provided that such election both (1) satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248) and (2) has not been subsequently revoked or changed (a change of beneficiaries under the designation will not be considered to be a revocation or change of such form of payment so long as the change in beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); and provided further, however, that the provisions of Section 4.1(C) hereof shall apply if the participant has a spouse at the date on which his initial payment under such optional form of payment is due and his spouse does not consent to such optional form of payment. Any such participant, whose retirement income payments are required under the provisions of this Section 4.1(E) to commence prior to the date that his service is terminated, shall be treated in all respects under the plan on and after the date of commencement of his retirement income payments in the same manner as though he had actually retired on such date of commencement of payments.

        (F) Consent Required for Commencement of Retirement Income Prior to Normal Retirement Date: Any provisions of Section 2.2 or 2.4(A) hereof to the contrary notwithstanding, in order to receive retirement income payments under either of such sections that commence prior to the date on which the participant will attain the age of 65 years, the written consent of the participant must be filed with the Committee within 90 days of the date as of which his retirement income payments are to commence. In the event that such consent is not filed within such period, the commencement of retirement income payments to the participant shall be deferred until the first day of the month coincident with or next following the date on which he will attain the age of 65 years, and the benefit payable to such participant (or to his beneficiary in the event of his death prior to such deferred commencement date) shall be determined in the manner described in Section 2.4(A) hereof.

         (G) Spousal Consent Requirement and Waiver: Any provisions herein to the contrary notwithstanding, if the consent of the spouse of the participant is required under the provisions hereof for any specified action that is required hereunder, such consent (i) must be in writing, (ii) the related election must designate a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent) and, with respect to a waiver of the Qualified Joint and 50% Survivor Annuity Option only, the related election must designate a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent), (iii) the consent must acknowledge the effect of the election, and (iv) the consent must be witnessed by a plan representative or a notary public; provided, however, that such spousal consent for any such specified action that is required hereunder shall, unless otherwise required by the Committee or by applicable law, be waived for the purposes of the plan if:

                (1) the spouse has previously consented to such designation in accordance with the provisions above and such previous consent (a) permits changes with respect to such designation without any requirement of further consent by such spouse and (b) acknowledges the effect of such consent by the spouse; or

                (2) it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury or his delegate may prescribe by regulations as reasons for waiving the spousal consent requirement.

Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver pursuant to a spouse's consent may be made by a participant without the consent of the spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the participant has received notice as provided in Section 4.1(C) or 4.1(D), as is applicable.

        (H) Minimum Preserved Benefit Due to Change in Actuarial Assumption: In the event that the plan is or has been amended after January 1, 1982 to change the actuarial assumptions used to determine actuarially equivalent benefits payable under the plan, the monthly retirement income or other benefit, if any, payable under the provisions of Section 2.1, 2.2, 2.3 or 2.4 (and Section 3.1 if an optional form of payment is applicable) on behalf of a participant, who was a participant in the plan as of the day immediately preceding the date that the change in assumptions becomes effective (herein referred to as the "Preservation Date") and who retires or whose service is terminated after the Preservation Date, shall be at least equal to the corresponding amount of the monthly retirement income or other benefit, if any, payable on his behalf under the provisions of Section 2.1, 2.2, 2.3 or 2.4 (and
Section 3.1 if an optional form of payment is applicable), as the case may be, of the plan as in effect on the Preservation Date computed using the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which he had accrued as of the Preservation Date under the provisions of the plan as in effect on the Preservation Date and using the mortality table and interest rate assumptions that applied under the provisions of the plan as in effect on the Preservation Date to compute actuarially equivalent benefits payable on behalf of participants who retired or whose service was terminated on the Preservation Date.

4.2  -  TEMPORARY LIMITATIONS ON BENEFITS
        REQUIRED BY THE INTERNAL REVENUE SERVICE

        This Section 4.2 is applicable only to those of the 25 highest-paid employees of each Employer, determined as of the applicable dates specified below, whose monthly retirement income upon normal retirement would exceed $125. The term "employee" as used in this Section 4.2 shall include all such employees in the employment of the Employer who are participants in the plan on such applicable dates and all other persons in the employment of such Employer on such dates who may later become participants in the plan.

        Notwithstanding any provision of any other section of the plan to the contrary, the amount of Employer contributions (or funds attributable thereto) which may be used to provide the benefits for any participant to whom this Section 4.2 is applicable, who is within the applicable group of the 25 highest-paid employees as hereinafter described, shall not exceed an amount which is equal in value to (or which is actuarially equivalent to) the amount specified below with respect to the period for which the limitations described herein shall be applicable.

         (A) This Subsection 4.2(A) is applicable to any employee who is in the group of the 25 highest-paid employees of an Employer, determined as of the effective date of the plan applicable to such Employer, except that the provisions of Subsection 4.2(B) below shall apply to any such employee of any such Employer who is also in the group of the 25 highest-paid employees determined as of any date that the provisions of Subsection 4.2(B) are applicable. The amount of Employer contributions (or funds attributable thereto) which may be used to provide benefits for any such participant to whom this Subsection 4.2(A) is applicable, which may be received prior to the end of the 10-year period that next follows the effective date of the plan applicable to the Employer concerned, shall not exceed an amount which is equal in value to (or which is actuarially equivalent to) the largest of the following amounts:

                  (1) the amount, if any, of Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for such participant if the superseded plan as in effect on the day immediately preceding the effective date of the plan had been continued without change;

                  (2)      $20,000; or

                  (3)      the sum of:

                           (a)      the amount, if any, of Employer
                                    contributions (or funds attributable
                                    thereto) which would have been applied to provide the benefits accrued to the participant on the day immediately preceding the effective date of the plan under the provisions of the superseded plan as in effect on such day; and

                           (b) an amount computed by multiplying the number of years elapsed since the effective date of the plan, for which the full current costs of the plan have been met, by the smaller of the following amounts:

                                    (i)    $10,000; or

                                    (ii)     an amount equal to 20% of the
                                             participant's average regular
                                             annual compensation received from
                                             the Employer for the five years
                                             immediately preceding the date of
                                             such determination or, if earlier,
                                             the date of termination of service
                                             of a
                                             terminated participant, the date of
                                             retirement of a participant who has
                                             retired prior to his normal
                                             retirement date or the normal
                                             retirement date of a participant
                                             who has attained his normal
                                             retirement age whether or not he
                                             has retired under the plan;

                  provided, however, if the full current costs of the plan have not been met at the end of the 10-year period that next follows the effective date of the plan applicable to the Employer concerned, the above limitations will continue to apply until the full current costs have been funded for the first time.

         (B) This Subsection 4.2(B) is applicable to any employee who is in the group of the 25 highest-paid employees of an Employer determined as of the date after the effective date of the plan that the plan is amended so as to produce an increase in benefits actually payable. The amount of Employer contributions (or funds attributable thereto) which may be used to provide the benefits for any such participant to whom this Subsection 4.2(B) is applicable, which may be received prior to the end of the 10-year period that next follows the effective date of such amendment, shall not exceed an amount which is equal in value to (or which is actuarially equivalent to) the largest of the following amounts:

                  (1) the amount, if any, of Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for such participant if the plan as in effect immediately prior to such amendment had been continued without change;

                  (2)      $20,000; or

                  (3)      the sum of:

                           (a)      the amount, if any, of Employer
                                    contributions (or funds attributable
                                    thereto) which would have been applied to provide the benefits accrued to the participant on the day immediately preceding the effective date of such amendment under the provisions of the plan as in effect immediately prior to such amendment; and

                           (b) an amount computed by multiplying the number of years elapsed since the effective date of such amendment, for which the full current costs of the plan have been met, by the smaller of the following amounts:

                                    (i)      $10,000; or

                                    (ii)     an amount equal to 20% of the
                                             participant's average regular
                                             annual compensation received from
                                             the Employer for the five
                                             years immediately preceding the
                                             date of such determination or, if
                                             earlier, the date of termination of
                                             service of a terminated
                                             participant, the date of retirement
                                             of a participant who has retired
                                             prior to his normal retirement date
                                             or the normal retirement date of a
                                             participant who has attained his
                                             normal retirement age whether or
                                             not he has retired under the plan;

                  provided, however, if the full current costs of the plan have not been met at the end of the 10-year period that next follows the effective date of such amendment to the plan, the above limitations will continue to apply until the full current costs have been funded for the first time.

         (C) Notwithstanding the provisions of Subsections 4.2(A) and 4.2(B) above, the amount specified in such subsections shall not be less than either:

                  (1) if the participant is a substantial owner within the meaning of Section 4022(b)(5) of the Employee Retirement Income Security Act of 1974 ("ERISA"), the present value of the benefit guaranteed on his behalf under Section 4022 of ERISA or, if the plan has not been terminated, the present value of the benefit that would be guaranteed on his behalf under such section if the plan were terminated on the date his benefit commences, determined in accordance with regulations of the Pension Benefit Guaranty Corporation; or

                  (2) if the participant is not a substantial owner within the meaning of Section 4022(b)(5) of ERISA, the present value of the maximum benefit described in
                           Section 4022(b)(3) of ERISA (determined on the date the plan terminates or on the date his benefits commence, whichever is earlier) without regard to any other limitations in Section 4022 of ERISA.

         The foregoing conditions will not restrict the payment of the full benefits to a beneficiary after the death of a participant whose benefits are subject to the provisions of this Section 4.2, if, at the time of such death, the plan is in full effect and the full current costs thereof have been met.

         The provisions of this Section 4.2 will not apply to the retirement income payable in a form which does not provide a larger monthly income than a straight life income to any participant retiring or receiving benefits during any period in which the plan is in full effect and the full current costs thereof have been met.

         The limitations will not apply to the payment of any survivorship income with respect to any deceased participant or retired participant who dies prior to the termination of the plan and while the full current costs thereof have been met.

         The provisions of this Section 4.2 will not prevent the payment of a benefit larger than a monthly straight life income to a participant whose benefits are restricted under this Section 4.2 if the participant enters into an agreement with the trustee, adequately secured, in conformity with the requirements of the Internal Revenue Service, that should the plan terminate or should the full current costs of the plan not be met at any time prior to the end of the 10-year period that next follows the effective date of the plan or any amendment thereto applicable to the Employer, the participant will repay any part of the distribution which is restricted under this Section 4.2.

         In the event of the termination of the plan while the limitations of this Section 4.2 are in effect, the portion of the assets of the trust fund arising from contributions made by the Employer concerned with respect to those of its participants to whom the provisions of this Section 4.2 are applicable which is in excess of the foregoing limitations will be allocated to its other participants, including its retired participants, in accordance with the provisions contained in Section 4.5 hereof; provided, however, subject to the provisions of Section 4.5(E) hereof pertaining to the approval of the method of distribution, if there be any asset value remaining after the full allocations to the participants and their beneficiaries as Section 4.5(C) hereof but prior to the distribution of any residual assets to the Employer as specified in said
Section 4.5(C), allocation shall be made in a nondiscriminatory manner with respect to each participant to whom the provisions of this Section 4.2 are applicable in the amount required to provide that portion of the allocation provided on his behalf under Section 4.5(C) to which he is not entitled by reason of the foregoing limitations of this Section 4.2; and provided further that, if such remaining asset value be less than the aggregate of such amounts, such amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to such remaining asset value.

        Notwithstanding the foregoing to the contrary, effective as of January 1, 1994, the following shall apply instead of the foregoing. In the event of plan termination, the benefit of any highly compensated active or former employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Internal Revenue Code.

        Benefits distributed to any of the 25 most highly compensated active and highly compensated former employees with the greatest compensation in the current or any prior year are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the employee under a straight life annuity that is the actuarial equivalent of the sum of the employee's accrued benefit, the employee's other benefits under the plan (other than a social security supplement, within the meaning of Section 1.411(a)-7(c)(4)(ii) of the Income Tax Regulations), and the amount the employee is entitled to receive under a social security supplement.

        The preceding paragraph shall not apply if: (1) after payment of the benefit to an employee described in the preceding paragraph, the value of plan assets equal or exceeds 110% of the value of current liabilities, as defined in
Section 412(1)(7) of the Internal Revenue Code, (2) the value of the benefits for an employee described above is less than 1% of the value of current liabilities before distribution, or (3) the value of the benefits payable under the plan to an employee described above does not exceed $3,500.

        For purposes of this section, benefit includes loans in excess of the amount set forth in Section 72(p)(2)(A) of the Internal Revenue Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the employee's life.

4.3  -   BENEFITS NONFORFEITABLE IF PLAN IS TERMINATED

         In the event of the termination or partial termination of the plan, the rights of each affected participant in the plan to benefits accrued to such date of termination, to the extent then funded, shall be nonforfeitable, where such benefits shall be determined and distributed as provided in Section 4.5 hereof.

4.4  -   MERGER OF PLAN

         In the case of the merger or consolidation of the plan with, or the transfer of assets or liabilities to, another qualified retirement plan, each participant must be entitled to receive a benefit, upon termination of such other retirement plan after such merger, consolidation or transfer, which is at least equal to the benefit which he would have been entitled to receive immediately before the merger, consolidation or transfer if the plan hat been terminated at that time.

4.5  -   TERMINATION OF PLAN AND DISTRIBUTION OF TRUST FUND

         Upon termination of the plan in accordance with the provisions hereof, the trust fund shall be allocated and distributed in accordance with the following procedure:

        (A) The Committee shall determine the date of distribution and the asset value to be distributed, after taking into account the expenses of such distribution.

        (B) The Committee shall determine the method of distribution of the asset value -- that is, whether distribution shall be by payment in cash, by transfer to individual retirement accounts established under Section 408 of the Internal Revenue Code of 1986, as amended, by the maintenance of another or substituted trust fund, by the purchase of insured annuities, or in kind based on the then market value -- for each class of participants and other persons entitled to benefits under the plan, as specified in (C) below.

        (C) The Committee shall determine the share of the asset value available for distribution on behalf of each Employer or group of Employers with respect to which the plan represents a single plan after taking into account the expenses of such distribution. After having determined such asset value available for distribution to each such Employer or group of Employers, as the case may be, and subject to the applicable provisions of any supplement hereto pertaining to the distribution of assets upon the termination of the plan, the Committee shall allocate such asset value (allocated to the particular Employer or group of Employers) as of the date of termination of the plan in the manner set forth below to determine the amount, if any, to which each affected participant or beneficiary is entitled. Such allocation shall be made using the methods and actuarial assumptions that are being used as of the date of termination of the plan by the Pension Benefit Guaranty Corporation in determining the value of plan benefits under terminating non-multiemployer pension plans covered by Title IV of the Employee Retirement Income Security
Act of 1974, as amended, or, at the option of the Committee, using such other methods and actuarial assumptions that are mutually acceptable to the Committee, the Pension Benefit Guaranty Corporation and the Internal Revenue Service.

                (1) Allocation shall first be made with respect to each active, retired or terminated participant and to each beneficiary of a deceased participant in an amount equal to (a) the amount, if any, credited to his account under the plan on the date of termination of the plan that is attributable to his voluntary employee contributions or (b) if the funds attributable to his voluntary employee contributions are being used to provide an actuarially equivalent benefit, the amount required to provide (after the date of termination of the plan) that portion of his benefit which is attributable to his voluntary employee contributions; provided, however, that if the asset value be less than the aggregate of such amounts, such amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the asset value; and provided further, however, that the benefits on which the allocations specified below are based shall exclude any portion thereof attributable to the participant's voluntary employee contributions.

                  (2) If there be any asset value remaining after the allocation under (1) above, allocation shall next be made with respect to each active, retired or terminated participant and to each beneficiary of a deceased participant in an amount equal to the excess, if any, of (a) the participant's mandatory employee contributions, if any, together with interest credited thereto over (b) the aggregate of payments, if any, exclusive of payments attributable to the participant's voluntary employee contributions, if any, which have previously been made on behalf of the participant; provided, however, that if such remaining asset value be less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

                  (3) If there be any asset value remaining after the allocations under (1) and (2) above, allocation shall next be made with respect to:

                           (a) each retired or terminated participant whose retirement income payments commenced at least three years prior to the date of termination of the plan in an amount equal to (i) the excess, if any, of the amount required to provide (after the date of termination of the plan) the smallest amount of income payable to such participant during such three-year period immediately preceding the date of termination of the plan, based upon the provisions of the plan as in effect during the five-year period immediately preceding the date of termination of the plan which would result in the least amount of income being payable to such participant over (ii) the amount of his allocation, if any, under (2) above;

                           (b) each person receiving a retirement income on such date of termination on account of a deceased participant or retired or terminated (but since deceased) participant whose retirement income payments commenced, either to such person or to such retired or terminated (but since deceased) participant, at least three years prior to the date of termination of the plan in an amount equal to (i) the excess, if any, of the amount required to provide (after the date of termination of the plan) the smallest amount of income payable to such person during such three-year period immediately preceding the date of termination of the plan, based upon the provisions of the plan as in effect during the five-year period immediately preceding the date of termination of the plan which would result in the least amount of income being payable to such person over (ii) the amount of his allocation, if any, under (2) above; and

                           (c) each other active, retired, or terminated participant who, at least three years prior to the date of termination of the plan, either had become eligible for normal retirement but had not yet retired or had satisfied the applicable age and service requirements to be eligible for an early retirement benefit, or the beneficiary of any such eligible participant whose service was terminated by reason of his death during such three-year period, in an amount equal to (i) the excess, if any, of the amount required to provide (after the date of termination of the plan) the monthly retirement income which would have been payable on behalf of such participant if he had retired three years prior to the date of termination of the plan, based upon the provisions of the plan as in effect during the five-year period immediately preceding the date of termination of the plan which would result in the least amount of income being payable to such participant or beneficiary over (ii) the amount of his allocation, if any, under (2) above;

                           provided, however, that if such remaining asset value be less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

                  (4) If there be any asset value remaining after the allocations under (1), (2) and (3) above, allocation shall next be made with respect to each active, retired or terminated participant and to each beneficiary under the plan in an amount equal to the excess, if any, of (a) the amount required to provide that portion of the single-sum value of the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which he had accrued as of the date of termination of the plan or, if applicable, which he was receiving as of the date of termination of the plan, which is not in excess of the actuarially equivalent single-sum value of the benefit guaranteed on his behalf under the termination insurance provisions of the Employee Retirement Income Security Act of 1974 determined without regard to Sections 4022(b)(5) and 4022(b)(6) of said Act, over (b) the aggregate of the allocations, if any, made on his behalf under (2) and (3) above; provided, however, that if such remaining asset value be less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

                  (5) If there be asset value remaining after the allocations under (1), (2), (3) and (4) above, allocation shall next be made with respect to each retired or terminated participant receiving a retirement income hereunder on such date, each person receiving a retirement income on such date on account of a deceased participant or a retired or terminated (but since deceased) participant and each participant who has, by such date, become eligible for normal retirement but has not yet retired, in an amount equal to the excess, if any, of (a) the amount required to provide the retirement income which such participant or other person is receiving or is entitled to receive under the plan over (b) the aggregate of the allocations made on behalf of such participant or other person under (2), (3) and (4) above; provided, however, that if such remaining asset value be less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

                  (6) If there be any asset value remaining after the allocations under (1), (2), (3), (4) and (5) above, allocation shall next be made with respect to:

                           (a) each participant in the service of the Employer on the date of termination of the plan whose Initial Vesting Date is on or prior to such date and who is not entitled to an allocation under (5) above, in an amount equal to the excess, if any, of (i) the amount required to provide the actuarially equivalent single-sum value of the vested retirement income which he would have been entitled to receive under the provisions of Section 2.4(A)(l) hereof if his service had been terminated on the date of termination of the plan over (ii) the aggregate of the allocations made on behalf of such participant under (2), (3) and (4) above; and

                           (b) each terminated participant then entitled to a benefit under the provisions of Section 2.4(A)(l) hereof, whose monthly income payments have not commenced by such date, in an amount equal to the excess, if any, of
                                    (i) the amount required to provide the
                                    actuarially equivalent single-sum value of the vested deferred retirement income to which he is entitled under Section 2.4(A)(l) hereof over (ii) the aggregate of the allocations made on behalf of such participant under (2), (3) and (4) above;

                           provided, however, that if such remaining asset value be less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

                  (7) If there be any asset value remaining after the allocations under (1), (2), (3), (4), (5) and (6)
                           above, allocation shall lastly be made with respect to each participant in the service of the Employer on the date of termination of the plan who is not entitled to an allocation under (5) above, in an amount equal to the excess, if any, of (a) the amount required to provide the actuarially equivalent single-sum value of the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which he had accrued as of the date of termination of the plan (assuming his vested percentage is 100%) over (b) the aggregate of the allocations made on behalf of such participant under (2), (3), (4) and (6) above; provided, however, that if such remaining asset value be less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to such remaining asset value.

                  (8) In the event that there be asset value remaining after the full allocations specified in (1), (2),
                           (3), (4), (5), (6) and (7) above, such residual assets shall be distributed to the Employer.

         (D) The order of priorities for, and the amounts of, the distributions set forth in (C) above and the rights of participants and beneficiaries to benefits under the plan shall be subject (i) to the limitations provided by Section 4.2 of the plan, (ii) to any changes, including the recapture of any prior distributions to participants, as may be ordered by the Pension Benefit Guaranty Corporation, and (iii) to any changes required by the Internal Revenue Service as a condition for issuing a favorable determination letter stating that the distribution of assets will not adversely affect the continued qualified status of the plan under Section 401(a) of the Internal Revenue Code of 1986, as amended.

        (E) As soon as practicable after receipt by the Employer of (a) notification from the Pension Benefit Guaranty Corporation evidencing its approval of a proposed method of distribution of assets and (b) a favorable determination letter from the Internal Revenue Service stating that in its opinion such method will not adversely affect the continued qualified status of the plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, the Committee shall direct the trustee to distribute the assets in accordance with such method.

4.6  -  SPECIAL PROVISIONS THAT APPLY IF PLAN IS TOP-HEAVY

        The provisions of this Section 4.6 shall apply if the plan becomes a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code with respect to any plan year that begins after December 31, 1983 and that ends after the effective date of the plan, except to the extent otherwise indicated. The provisions of this Section 4.6 shall not apply (and the plan shall not be top-heavy) with respect to any plan year that begins prior to January 1, 1984.

         (A) Determination of Plan Years in Which Plan is Top-Heavy: The plan shall be "top-heavy" with respect to an applicable plan year if:

                  (1) either (a) any participant, former participant or beneficiary in the plan is a "key employee" within the meanings of Sections 416(i)(1) and 416(i)(5) of the Internal Revenue Code (such participants, former participants and beneficiaries are hereinafter referred to in this Section 4.6 as "Key Employees") or (b) the plan enables any other plan, which is included in the Aggregation Group (as defined below) and which has a participant who is a Key Employee, to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code; and

                  (2) the ratio (determined in accordance with Section 416 of the Internal Revenue Code) as of the last day of the preceding plan year or, in the case of the first plan year, the last day of such first plan year (such day, whether applicable to the first plan year or to subsequent plan years, is hereinafter referred to in this Section 4.6 as the "Determination Date") of:

                           (a) the sum of (i) the present value of the cumulative accrued benefits for all Key Employees under all defined benefit plans included in the Aggregation Group plus (ii) the aggregate of the individual accounts of all Key Employees under all defined contribution plans included in such Aggregation Group;

                                    to

                           (b)      a similar sum determined for all
                                    participants, former participants and
                                    beneficiaries, excluding any participants and former participants (or their beneficiaries) who have not at any time during the five-year period ending on the Determination Date performed any service for any employer maintaining a plan included in the Aggregation Group, under all defined benefit plans and defined contribution plans included in such Aggregation Group;

                           is greater than 60%. The individual amount balances and accrued benefits of a participant who is not a Key Employee, but who was a Key Employee in a prior year, or who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded.

        For the purposes of this Section 4.6, the Aggregation Group shall mean the plan plus all other defined benefit plans and defined contribution plans, if any, maintained by (i) the Employer, (ii) any other corporation which is a member of a controlled group of corporations, within the meaning of Section 1563(a) of the Internal Revenue Code, with respect to which the Employer is such a member, (iii) any trade or business (whether or not incorporated) which is under common control with the Employer, as determined under Section 414(c) of the Internal Revenue Code and regulations issued thereunder, or (iv) any service organization which is a member of an affiliated service group with respect to which the Employer is such a member, as determined under Section 414(m) of the Internal Revenue Code and regulations issued thereunder; provided, however, that any such defined benefit plan or defined contribution plan that (a) does not have any participant who is a Key Employee and (b) is not required to be combined with any other plan, which is included in the Aggregation Group and which has a participant who is a Key Employee, in order to enable such other plan to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code, shall be included in the Aggregation Group only if such defined benefit plan or defined contribution plan, together with the other plans that are included in the Aggregation Group, as a combined group satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

         The present value of an accrued benefit under the plan shall, for the purposes of this Section 4.6, be determined as of the most recent valuation date that (i) is used for the plan year for computing plan costs for minimum funding purposes (regardless of whether a valuation is actually performed for that year) and (ii) is within the 12-month period ending on the applicable Determination Date (such valuation date is herein referred to in this Section 4.6 as the "Valuation Date"). Effective as of January 1, 1987, the accrued benefit of a participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Internal Revenue Code.

        The present value of the cumulative accrued benefits under the other defined benefit plans included in the Aggregation Group and the aggregate of the individual accounts under the defined contribution plans included in such Aggregation Group shall be determined separately for each such plan in accordance with Section 416 of the Internal Revenue Code and regulations issued with respect thereto as of the "determination date" that is applicable to each such separate plan and that falls within the same calendar year that the Determination Date applicable to the plan falls.

        Unless required otherwise under Section 416 of the Internal Revenue Code and regulations issued thereunder, a participant's (or beneficiary's) accrued benefit under the plan shall be equal to the sum of:

        (a)     an amount equal to either:

                (i) if his service has not been terminated and he has not reached his normal retirement date as of the Valuation Date, the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which he has accrued as of the Valuation Date;

                (ii) if his service has not been terminated and he has reached his normal retirement date as of the Valuation Date, the monthly retirement income to which he would have been entitled under the normal retirement provisions of the plan if he had retired on the Valuation Date; or

                (iii) if his service has been terminated as of the Valuation Date, the amount of retirement income or other benefit which is payable on his behalf under the plan on and after the Valuation Date;

                plus

        (b) the aggregate distributions made on his behalf during the five-year period ending on the Determination Date.

provided, however, that his estimated accrued benefit between the Valuation Date and Determination Date applicable to the first plan year shall be included as part of his accrued benefit with respect to the first plan year only.

        (B) Minimum Vesting Provisions if Plan Becomes Top-Heavy. Any provisions of Section 1.1(A)(17) hereof to the contrary notwithstanding, the Initial Vesting Date of an Employee, who is a participant in the plan and has accrued an Hour of Service during any plan year that is subsequent to the last plan year that the plan was not top-heavy, for the purpose of determining his eligibility for the benefit provided under Section 2.4(A) hereof during any plan year that is subsequent to the last plan year that the plan was not top-heavy, shall not be later than (i) the date as of which he completes two years of Vesting Service or (ii) the first day of the plan year immediately following the last plan year that the plan was not top-heavy, whichever is later, but the benefit otherwise determined under Section 2.4(A) hereof shall be multiplied by the applicable vested percentage specified in the schedule below, based upon the participant's number of years of Vesting Service as of the date of termination of his service:

                                                               Vested
               Years of Vesting Service                      Percentage
               ------------------------                      ----------

                      Less than 2                                 0%

                           2                                     20%

                           3                                     40%

                           4                                     60%

                           5                                     80%

                       6 or More                                100%

provided, however, the vested percentage shall be 100% if the participant has attained the age of 65 years as of his date of termination of service. If the vesting schedule under the plan shifts in and out of the above schedule for any plan year because of the plan's top-heavy status, such shift is an amendment of the vesting schedule and the election in Section 6.4 applies.

In the event that the plan ceases to be top-heavy with respect to any subsequent plan year, the following provisions will apply with respect to the minimum benefits to which such a participant is entitled under Section 2.4(A) hereof during such subsequent plan years that the plan is not top-heavy:

         (1) if the participant had not completed at least two years of Vesting Service as of the last day of the last plan year during which the plan was top-heavy, the benefits to which he is entitled under Section 2.4(A) hereof shall be determined as though the plan had never been top-heavy;

         (2) if the participant had completed at least two but had not completed at least five years of Vesting Service as of the last day of the last plan year during which the plan was top-heavy, he shall be eligible for a minimum benefit payable under Section 2.4(A) hereof, based upon the product of (a) the amount of the Deferred Monthly Retirement Income Commencing at Normal Retirement Date which he had accrued as of the last day of the last plan year during which the plan was top-heavy multiplied by (b) his vested percentage specified in the schedule above but determined as of the last day of the last plan year during which the plan was top-heavy based upon his years of Vesting Service as of such date; and

         (3) if the participant had completed at least five years of Vesting Service as of the last day of the last plan year during which the plan was top-heavy, he shall be eligible for the benefit provided under Section 2.4(A) hereof, but such benefit otherwise determined under Section 2.4(A) hereof shall be multiplied by the participant's vested percentage specified in the above schedule, based upon his number of years of Vesting Service as of the date of termination of his service.

         (C) Minimum Benefit If Plan Becomes Top-Heavy: In the event that the service of a participant, who is not a Key Employee, is terminated on or after his Initial Vesting Date (as defined in Section 1.1(A)(17) hereof and as modified by the provisions of Section 4.6(B) above) for any reason, the benefit payable to or on behalf of the participant under the provisions of Section 2.1, 2.2, 2.3, 2.4(A) or 2.4(B) hereof, whichever is applicable, shall not be less than that amount which is actuarially equivalent (based upon the interest and mortality assumptions which are being used under the plan as of the date of his retirement or termination of service to determine actuarially equivalent values) to an amount equal to the excess, if any, of:

         (1) a monthly retirement income payable to the participant for life commencing at his normal retirement date in an amount equal to (a) 2% of his "IRC 416 Final Average Monthly Compensation" multiplied by (b) his number of years of Vesting Service, not in excess of 10 years, which were accrued during those plan years in which the plan was top-heavy, with the resulting product multiplied by (c) his vested percentage as of his date of termination of service; over

         (2) the monthly retirement income payable to the participant for life commencing at his normal retirement date in an amount equal to the sum of:

                  (a) such amount of income, if any, which he has a nonforfeitable right to receive and which is payable to the participant under the other defined benefit plans, if any, which are included in the Aggregation Group;

                           plus

                  (b) such amount of income which can be provided on an actuarially equivalent basis (based upon the interest and mortality assumptions which are being used under the plan as of the date of his retirement or termination of service to determine actuarially equivalent values) by the amounts, if any, which he has a nonforfeitable right to receive and which are attributable to employer contributions and forfeitures that are credited to his account under the defined contribution plans, if any, included in the Aggregation Group;

provided, however, if the Aggregation Group includes one or more defined contribution plans, and if, with respect to each plan year that the plan is top-heavy, the participant has received an allocation of employer contributions and forfeitures to his account under such defined contribution plan or plans which is equal to or greater than 5% of his "compensation" (within the meaning of Section 415 of the Internal Revenue Code and as defined in Section 4.1(A) hereof, as limited by Section 401(a)(17) of the Internal Revenue Code) which he received during such plan year from the employers maintaining plans included in the Aggregation Group, the minimum benefit described above in this Section 4.6(D) shall not apply to such participant.

        For the purposes of Section 4.6(C)(1) above, a participant's "IRC 416 Final Average Monthly Compensation" shall be equal to his average monthly rate of "compensation" (within the meaning of Section 415 of the Internal Revenue Code and as defined in Section 4.1(A) hereof, as limited by Section 401(a)(17) of the Internal Revenue Code) for the five consecutive calendar years, which are prior to the January 1st immediately following (i) the date of the participant's retirement or termination of service or (ii) the close of the last plan year in which the plan is top-heavy, whichever is earlier, during which he received the highest aggregate compensation. Such average monthly rate of compensation will be determined by dividing the total of such compensation that he received during such five-consecutive-calendar year period from the employers maintaining plans included in the Aggregation Group by the product equal to 12 times the number of years of Vesting Service which he accrued during such five-consecutive-calendar-year. In the event that the participant does not receive both compensation and Vesting Service during a calendar year or calendar years, such calendar year or calendar years during which he did not receive both compensation and Vesting Service shall be ignored and excluded in determining the five consecutive calendar years during which he received the highest aggregate compensation.

         (D)      Maximum Amount of Retirement Income Due to Restrictions of
Section 416(h) of the Code if Plan is Top-Heavy: Any provision of Section 4.1(A) hereof to the contrary notwithstanding, the monthly retirement income payable in the form and manner described in Section 4.1(A) hereof during any plan year that the plan is top-heavy to a participant hereunder who has Credited Service under the plan which was accrued while he was a participant in both a defined contribution plan and a defined benefit plan, which are either maintained by the Employer or included in the Aggregation Group, shall not exceed an amount equal to:

                  (1)      the smaller of:

                           (a) the maximum amount of monthly retirement income determined under Section 4.1(A)(1)(a) hereof; or

                           (b) the maximum amount of monthly retirement income determined under Section 4.1(A)(1)(b) hereof multiplied by 1.4;

                            multiplied by

                  (2) the excess of (a) 1.0 over (b) his "IRC 416 Adjusted Defined Contribution Plan Fraction" (where such fraction shall be determined in the manner described in Section 415(e) of the Internal Revenue Code but substituting "1.0" for "1.25" in paragraph (3)(B) of said Section 415(e) as prescribed in Section 416(h) of said Code).

4.7  -   PARTICIPATION AND BENEFITS FOR LEASED EMPLOYEES

         Unless the plan is otherwise excluded by applicable regulations from the requirements of Section 414(n) of the Internal Revenue Code, in the event that, on or after January 1, 1984, the Employer or a designated nonparticipating employer receives services from a "leased employee" (within the meaning of Section 414(n) of the Internal Revenue Code), such leased employee shall not qualify as an Employee as defined herein. In the event that any such former leased employee subsequently becomes an Employee as defined herein, the total period on or after January 1, 1984 that he provided services to the Employer or designated nonparticipating employer as a leased employee shall be treated under the plan in determining his nonforfeitable right to his accrued benefits and his eligibility to become a participant in the plan in the manner described in
Section 1.5(A) hereof as though he had been an employee of a designated non-participating employer during such period of service (but such service shall not be included in the service that is used to calculate any benefits which he accrues under the plan).

                                    SECTION 5

                 MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS

5.1  -   PARTICIPANTS TO FURNISH REQUIRED INFORMATION

         Each participant and his beneficiaries and joint pensioners will furnish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the plan, and the provisions of the plan respecting any payments thereunder are conditional upon the participant's, beneficiary's or joint pensioner's furnishing promptly such true, full and complete information as the Committee may request.

         Each participant will submit proof of his age and marital status and proof of the age of each beneficiary and joint pensioner designated or selected by him to the Committee at such time as required by the Committee. The Committee will, if such proof of age and marital status is not submitted as required, use as conclusive evidence thereof, such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the participant or otherwise, will be in such manner as the Committee deems equitable.

         Any notice or information which, according to the terms of the plan or the rules of the Committee, must be filed with the Committee, shall be deemed so filed at the time that it is actually received by the Committee.

         The Employer, the Committee, and any person or persons involved in the administration of the plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by an employee, participant, beneficiary or joint pensioner with respect to his age or other facts required to be determined under any of the provisions of the plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing same; but it shall not be binding upon the Employer, the Committee, or any other person or persons involved in the administration of the plan, and nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation, or evidence or to relieve the employee, participant, beneficiary or joint pensioner from the duty of submitting satisfactory proof of any such fact.

5.2  -   BENEFICIARIES

         Subject to the provisions of the following paragraphs of this section, each participant may, on a form provided for that purpose, signed and filed with the Committee, designate a beneficiary to receive the benefit, if any, which may be payable under the plan in the event of his death, and each designation may be revoked by such participant by signing and filing with the Committee a new designation of beneficiary form.

         If a deceased participant, who has been married to his spouse throughout the one-year period immediately preceding his death, has designated a person other than his spouse as his beneficiary and such spouse has not consented, on or after the first day of the plan year in which the participant attained the age of 35 years (or such other election period described in Section 4.1(D)) and in accordance with the provisions of Section 4.1(G) hereof, to such other person being designated as the beneficiary, the provisions of Section 4.1(D) hereof, relating to the qualified preretirement survivor annuity payable to his surviving spouse, will apply in the event of his death on or after his Initial Vesting Date, and the participant will automatically be deemed to have changed his designation of beneficiary to the extent necessary to comply with the provisions of Section 4.1(D).

        If a deceased participant who had a spouse at the date of his death failed to designate a beneficiary in accordance with the provisions of this section, he shall be deemed to have designated his spouse as his beneficiary. If a deceased participant who had no spouse at the date of his death failed to designate a beneficiary in accordance with the provisions of this section or if a deceased participant (whether or not he has a surviving spouse at the date of his death) had previously designated a beneficiary but no designated beneficiary is surviving at the date of his death, the death benefit, if any, which may be payable under the plan with respect to such decreased participant may be paid, in the discretion of the Committee but subject to the provisions of Sections 4.1(D) and 4.1(G) hereof if the spouse of such deceased participant is surviving, either to:

         (a) any one or more of the persons comprising the group consisting of the participant's spouse, the participant's descendants, the participant's parents or the participant's heirs-at-law, and the Committee may direct the payment of the entire benefit to any member of such group or the apportionment of such benefit among any two or more of them in such shares as the Committee, in its sole discretion, shall determine; or

         (b)      the estate of such deceased participant;

or in the event the Committee does not so direct any of such payments, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments shall be paid. In any of such cases the person to whom a payment is to be paid may elect that the commuted value of the remaining monthly income payments be paid in a lump sum; provided, however, if the recipient is the participant's spouse, the written consent of such spouse shall be required. Any payment made to any person pursuant to the power and discretion conferred upon the Committee by the provisions of this Section 5.2 shall operate as a complete discharge of all obligations under the plan with respect to such deceased participant and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

5.3  -   CONTINGENT BENEFICIARIES

         In the event of the death of a beneficiary who survives the participant and who, at the beneficiary's death, is receiving benefits pursuant to the provisions of the plan within any certain period specified under the plan with respect to which death benefits are payable under the plan after the participant's death, the same amount of monthly retirement income which the beneficiary was receiving shall be payable for the remainder of such specified certain period to a person designated by the participant (in the manner provided in Section 5.2) to receive the remaining death benefits, if any, payable in the event of such contingency or, if no person was so named, then to a person designated by the beneficiary (in the manner provided in Section 5.2) of the deceased participant to receive the remaining death benefits, if any, payable in the event of such contingency; provided, however, that if no person so designated be living upon the occurrence of such contingency, then the remaining death benefits, if any, shall be payable for the remainder of such specified certain period, in the discretion of the Committee, either to (a) all or any one or more of the persons comprising the group consisting of the participant's spouse, the beneficiary's spouse, the participant's descendants, the beneficiary's descendants, the participant's parents, the beneficiary's parents, the participant's heirs-at-law, or the beneficiary's heirs-at-law or (b) the estate of such deceased beneficiary; or in the event the Committee does not so direct any of such payments, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments shall be paid; provided, further, that in any of such cases the person to whom a payment is to be paid may elect that the commuted value of the monthly retirement income payments due for the remainder of the specified certain period be paid in a lump sum, but, if the recipient is the participant's spouse, the written consent of such spouse shall be required. Any payments made to any person pursuant to the power and discretion conferred upon the Committee by the provisions of this
Section 5.3 shall operate as a complete discharge of all obligations under the plan with respect to such deceased beneficiary and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

5.4  -   PARTICIPANTS' RIGHTS IN TRUST FUND

         No participant or other person shall have any interest in or any right in, to or under the trust fund, or any part of the assets thereof, except as to the extent expressly provided in the plan.

5.5  -   BENEFITS NOT ASSIGNABLE

         Except to the extent required to comply with a qualified domestic relations order as described in Sections 401(a)(13) and 414(p) of the Internal Revenue Code, no benefits, rights or accounts shall exist under the plan which are subject in any manner to voluntary or involuntary anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, transfer, assign, pledge, encumber or charge the same shall be null and void; nor shall any such benefit, right or account under the plan be in any manner liable for or subject to the debts, contracts, liabilities, engagements, torts or other obligations of the person entitled to such benefit, right or account; nor shall any benefit, right or account under the plan constitute an asset in case of the bankruptcy, receivership or divorce of any person entitled under the plan; and any such benefit, right or account under the plan shall be payable only directly to the participant or beneficiary, as the case may be. Where a qualified domestic relations order has been received by the Committee, the terms and benefits of the plan will be considered to have been modified with respect to the participant affected to the extent that such order requires benefits to be paid to specified individuals other than the participant.

5.6  -  BENEFITS PAYABLE TO MINORS AND INCOMPETENTS

        Whenever any person entitled to payments under this plan shall be a minor or under other legal disability or in the sole judgment of the Committee shall otherwise be unable to apply such payments to his own best interest and advantage (as in the case of illness, whether mental or physical, or where the person not under legal disability is unable to preserve his estate for his own best interest), the Committee may in the exercise of its discretion direct all or any portion of such payments to be made in any one or more of the following ways unless claim shall have been made therefor by an existing and duly appointed guardian, tutor, conservator, committee or other duly appointed legal representative, in which event payment shall be made to such representative:

        (A) Directly to such person unless such person shall be an infant or shall have been legally adjudicated incompetent at the time of the payment;

        (B) To the spouse, child, parent or other blood relative to be expended on behalf of the person entitled or on behalf of those dependents as to whom the person entitled has the duty of support; or

        (C) To a recognized charity or governmental institution to be expended for the benefit of the person entitled or for the benefit of those dependents as to whom the person entitled has the duty of support.

        The decision of the Committee will, in each case, be final and binding upon all persons, and the Committee shall not be obliged to see to the proper application or expenditure of any payments so made. Any payment made pursuant to the power herein conferred upon the Committee shall operate as a complete discharge of the obligations of the trustee and of the Committee.

5.7  -  CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN

         The establishment and maintenance of the plan will not be construed as conferring any legal rights upon any participant to the continuation of his employment with the Employer, nor will the plan interfere with the right of the Employer to discipline, lay off or discharge any participant. The adoption and maintenance of the plan shall not be deemed to constitute a contract between the Employer and any employee or to be a consideration for, inducement to, or condition of employment of any person.

5.8  -   NOTIFICATION OF MAILING ADDRESS

         Each participant and other person entitled to benefits hereunder shall file with the Committee from time to time, in writing, his post office address and each change of post office address, and any check representing payment hereunder and any communication addressed to a participant, a former participant, a beneficiary or a pensioner hereunder at his last address filed with the Committee (or, if no such address has been filed, then at his last address as indicated on the records of the Employer) shall be binding on such person for all purposes of the plan, and neither the Committee nor the trustee shall be obliged to search for or ascertain the location of any such person.

         If the Committee, for any reason, is in doubt as to whether retirement income payments are being received by the person entitled thereto, it may, by registered mail addressed to such person and to such person's designated beneficiary (or beneficiaries) if any, at their address last known to the Committee, notify such person and his beneficiary (or beneficiaries) that all unmailed and future retirement income payments shall be henceforth withheld until the Committee is provided with evidence of such person's continued life and his proper mailing address or with evidence of such person's death. In the event that (i) such notification is mailed to such person and his designated beneficiary (or beneficiaries), (ii) the Committee is not furnished with evidence of such person's continued life and proper mailing address or with evidence of his death and (iii) the Committee is unable to find any person to whom payment is due under the provisions of the plan, all retirement income and other benefit payments due shall be forfeited; provided, however, if claim for any forfeited benefit is subsequently made by any such person to whom payment is due under the plan, such forfeited benefits due such person shall be reinstated.

5.9  -   WRITTEN COMMUNICATIONS REQUIRED

         Any notice, request, instruction, or other communication to be given or made hereunder shall be in writing and either personally delivered to the addressee or deposited in the United States mail fully postpaid and properly addressed to such addressee at the last address for notice shown on the Committee's records.

5.10  -  BENEFITS PAYABLE AT OFFICE OF TRUSTEE

         All benefits hereunder, and installments thereof, shall be payable at the office of the trustee.

5.11  -  APPEAL TO COMMITTEE

         A participant or beneficiary who feels he is being denied any benefit or right provided under the plan shall have the right to file a written claim with the Committee. All such claims shall be submitted on a form provided by the Committee which shall be signed by the claimant and shall be considered filed on the date the claim is received by the Committee.

         Upon the receipt of such a claim and in the event the claim is denied, the Committee shall, within 90 days after its receipt of such claim, provide such claimant a written statement which shall be delivered or mailed to the claimant by certified or registered mail to his last known address, which statement shall contain the following:

         (A)      the specific reason or reasons for the denial of benefits;

         (B) a specific reference to the pertinent provisions of the plan upon which the denial is based;

         (C) a description of any additional material or information which is necessary; and

         (D)      an explanation of the review procedure provided below;

provided, however, in the event that special circumstances require an extension of time for processing the claim, the period during which the Committee shall provide such claimant with such written statement described above shall be not later than 180 days after receipt of the claimant's claim, but, in such event, the Committee shall furnish the claimant, within 90 days after its receipt of such claim, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that such written statement will be furnished.

         Within 60 days after receipt of a notice of a denial of benefits as provided above, the claimant or his authorized representative may request, in writing, to appear before the Committee for a review of his claim. In conducting its review, the Committee shall consider any written statement or other evidence presented by the claimant or his authorized representative in support of his claim. The Committee shall give the claimant and his authorized representative reasonable access to all pertinent documents necessary for the preparation of his claim.

         Within 60 days after receipt by the Committee of a written application for review of his claim, the Committee shall notify the claimant of its decision by delivery or by certified or registered mail to his last known address; provided, however, in the event that special circumstances require an extension of time for processing such application, the Committee shall so notify the claimant of its decision not later than 120 days after receipt of such application, but, in such event, the Committee shall furnish the claimant, within 60 days after its receipt of such application, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that its decision will be furnished. The decision of the Committee shall be in writing and shall include the specific reasons for the decision presented in a manner calculated to be understood by the claimant and shall contain references to all relevant plan provisions on which the decision was based. The decision of the Committee shall be final and conclusive.

                                    SECTION 6

                 MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER

6.1  -   CONTRIBUTIONS

         No contributions shall be required of any participant. The Employer intends, but does not guarantee, to make annual contributions in amounts at least equal to the amounts, if any, required to meet the minimum funding requirements of Section 412 of the Internal Revenue Code of 1986, as now or hereafter amended, as specified in the actuary's valuation reports for the applicable periods of time. Subject to applicable provisions of law, neither the Employer nor any of its officers, agents nor any member of its board of directors, nor any partner or sole proprietor, guarantees, in any manner, the payment of benefits under the plan.

6.2  -   EMPLOYER'S CONTRIBUTIONS IRREVOCABLE

         The Employer shall have no right, title or interest in the trust fund or in any part thereof, and no contributions made thereto shall revert to the Employer except such part of the trust fund, if any, which remains therein after the satisfaction of all liabilities to persons entitled to benefits under the plan and except as provided in the following paragraph.

         All contributions to the plan are made subject to the qualification of the plan under Section 401 of the Internal Revenue Code of 1986, as now or hereafter amended, and to their deductibility under Section 404 of said Code. In the event that the plan represents a newly established retirement plan (and not an amendment of an existing retirement plan) with respect to an Employer and such qualification of the plan is denied, the total contributions of the Employer, adjusted for any earnings or losses of the trust fund attributable thereto, shall be returned to the Employer within one year of the date of denial of qualification. In the event that a contribution either is made by a good faith mistake of fact or is the result of a good faith mistake in determining the deductibility of such contribution, the excess of the amount contributed over the amount that would have been contributed if there had not been such a mistake, with such excess, reduced by the net losses, if any, of the trust fund attributable thereto (but without any increase due to the net earnings, if any, of the trust fund attributable thereto), shall be returned to the Employer within one year of the date of the mistaken payment or the disallowance of the deduction, as the case may be.

6.3  -   FORFEITURES

         Forfeitures shall not be used to increase the benefits that any employee would otherwise receive under the plan at any time prior to the termination of the plan but shall be anticipated in determining the costs under the plan.

6.4  -   AMENDMENT OF PLAN

         The plan may be amended from time to time in any respect whatever by resolution of the board of directors of the Company specifying such amendment, subject only to the following limitations:

         (A) Under no condition shall such amendment result in or permit the return or repayment to any Employer of any property held or acquired by the trustee hereunder or the proceeds thereof or result in or permit the distribution of any such property for the benefit of anyone other than the participants and their beneficiaries or joint pensioners, except to the extent provided by Section 6.6 and Section 4.5 hereof with respect to expenses of administration and termination of the plan, respectively.

         (B) Under no condition shall such amendment change the duties or responsibilities of the trustee hereunder without its written consent.

         With respect to participants who have at least one Hour of Service in any plan year beginning after January 1, 1990, if the plan's vesting schedule is amended or the plan is amended in any way that directly or indirectly affects the computation of a participant's vested interest, each participant with at least three years of Vesting Service may elect within a reasonable period of time after the adoption of the amendment or change, to have his vested interest computed under the plan without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the later of 60 days after the amendment is adopted or deemed to be made, 60 days after the amendment becomes effective, or 60 days after the participant is issued written notice of the amendment by the Employer or Committee.

        Subject to the foregoing limitations, any amendment may be made retroactively which, in the judgment of the Committee, is necessary or advisable provided that such retroactive amendment does not deprive a participant, without his consent, of a right to receive benefits hereunder which have already vested and matured in such participant, except such notification or amendment as shall be necessary to comply with any laws or regulations of the United States or of any state to qualify this as a tax-exempt plan and trust.

        The participation in the plan of Employers other than the Company shall not limit the power of the Company under the foregoing provisions; provided, however, that the Company shall deliver a copy of each amendment to the plan to each other Employer within 90 days of such amendment. Amendments by the Company shall be binding upon all other Employers to the extent accepted by such other Employers. Acceptance by each such other Employer shall be presumed. Each Employer may modify the provisions of the plan as it pertains only to its own employees by the adoption, by formal action on its part in the manner described in Section 6.7 hereof, of a supplement to the plan specifying such modifications which shall pertain only to its employees; and each Employer shall have the right to withdraw from the plan by formal action on its part, in the manner described in Section 6.7 hereof, specifying its determination to withdraw. Any such withdrawing Employer shall furnish the Committee and the trustee with evidence of the formal action of its determination to withdraw.

        Any such withdrawal may be accompanied by such modifications to the plan as such Employer shall deem proper to continue a retirement plan for its employees separate and distinct from the retirement plan herein set forth. A withdrawal by any Employer without any provision for the continuation of a plan for its employees shall constitute a termination of the plan with respect to that Employer. Withdrawal from the plan by any Employer shall not affect the continued operation of the plan with respect to the other Employers.

6.5  -  TERMINATION OF PLAN

        The plan may be terminated by the Employers at any time by (1) formal action, in the manner described in Section 6.7 hereof, on the part of each Employer then a party to the plan specifying (a) that the plan is being terminated and (b) the date as of which the termination is to be effective and
(2) notifying the Pension Benefit Guaranty Corporation, the Committee and the trustee of such termination at least 10 days before the date of the proposed termination. Any successor business to an Employer may provide for continuation of the plan by formal action on its part in the manner described in Section 6.7 hereof. The plan may be terminated in the manner described above with respect to one, but less than all, of the Employers theretofore parties hereto and the plan continued for the remaining Employer or Employers. The plan shall automatically terminate as to a particular Employer only upon adjudication by a court of competent jurisdiction that such Employer is bankrupt or insolvent (whether such proceedings be voluntary or involuntary), upon dissolution of such Employer or upon its liquidation, merger or consolidation without provisions being made by its successor, if any, for the continuation of the plan.

6.6  -   EXPENSES OF ADMINISTRATION

         The Employer may pay all expenses incurred in the establishment and administration of the plan, including expenses and fees of the trustee, but it shall not be obligated to do so, and any such expenses not so paid by the Employer shall be paid from the trust fund.

6.7  -   FORMAL ACTION BY EMPLOYER

         Any formal action herein permitted or required to be taken by an Employer shall be:

         (a) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

         (b) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

         (c) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

         (d) if and when a joint venture, by formal action on the part of the joint venturers in the manner described above.

                                    SECTION 7

                                 ADMINISTRATION

7.1  -   ADMINISTRATION BY COMMITTEE

         The plan will be administered by the Retirement Committee appointed by the board of directors of the Company. Such Committee will consist of (a) a chairman and at least two additional members or (b) a single individual. Each member may, but need not, be a director, proprietor, partner, officer or employee of any Employer, and each such member shall be appointed by the board of directors of the Company to serve until his successor shall be appointed in like manner. Any member of the Committee may resign by delivering.his written resignation to the board of directors of the Company and to the other members, if any, of the Committee. The board of directors of the Company may remove any member of the Committee by so notifying the member and other Committee members, if any, in writing. Vacancies on the Committee shall be filed by action of the board of directors of the Company. The Committee shall be the administrator of the plan.

7.2  -   OFFICERS AND EMPLOYEES OF COMMITTEE

         The Committee may appoint a secretary who may, but need not, be a member of the Committee and may employ such agents, clerical and other services, legal counsel, accountants and actuaries as may be required for the purpose of administering the plan. Any person or firm so employed may be a person or firm then, theretofore or thereafter serving the Employer in any capacity. The Committee and any individual member of the Committee and any agent thereof shall be fully protected when acting in a prudent manner and relying in good faith upon the advice of the following professional consultants or advisors employed by the Employer or the Committee: any attorney insofar as legal matters are concerned, any certified public accountant insofar as accounting matters are concerned, and any enrolled actuary insofar as actuarial matters are concerned.

7.3  -  ACTION BY COMMITTEE

        A majority of the members of the Committee shall constitute a quorum for the transaction of business and shall have full power to act hereunder. The Committee may act either at a meeting at which a quorum is present or by a writing subscribed by at least a majority of the members of the Committee then serving. Any written memorandum signed by the secretary or any member of the Committee who has been authorized to act on behalf of the Committee shall have the same force and effect as a formal resolution adopted in open meeting. Minutes of all meetings of the Committee and a record of any action taken by the Committee shall be kept in written form by the secretary appointed by the Committee or, if no secretary has been appointed by the Committee, by an individual member of the Committee. The Committee shall give to the trustee any order, direction, consent or advice required under the terms of the trust agreement, and the trustee shall be entitled to rely on any instrument delivered to it and signed by the secretary or any authorized member of the Committee as evidencing the action of the Committee.

        A member of the Committee may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the plan is particularly involved. If, in any case in which any Committee member is so disqualified to act, the remaining members cannot agree or if there is only one individual member of the Committee, the board of directors of the Company will appoint a temporary substitute member to exercise all of the powers of a qualified member concerning the matter in which the disqualified member is not qualified to act.

7.4  -  RULES AND REGULATIONS OF COMMITTEE

         The Committee shall have the authority to make such rules and regulations and to take such action as may be necessary to carry out the provisions of the plan and will, in its sole discretion, decide any questions arising in the administration, interpretation and application of the plan, including but not limited to determining eligibility for benefits, the amount, manner and time of payment of any benefits under the plan, and the status and rights of participants and other persons under the plan, which decisions shall be conclusive and binding on all parties. The Committee may allocate or delegate any part of its authority and duties as it deems expedient.

7.5  -   POWERS OF COMMITTEE

         In order to effectuate the purposes of the plan, the Committee shall have the power, in its sole discretion, to construe the plan and to make equitable adjustments for any mistakes or errors made in the administration of the plan, and all such actions or determinations made by the Committee in good faith shall not be subject to review by anyone. The Committee is given the power to appoint, in its sole discretion, in accordance with the provisions of the trust agreement, one or more Investment Managers to manage, including the power to acquire or dispose of, all or any portion of the assets of the plan and trust fund.

7.6  -   DUTIES OF COMMITTEE

         The Committee shall, as a part of its general duty to supervise and administer the plan:

         (A) determine all facts and maintain records with respect to any employee's age, length of service, Vesting Service, Credited Service and date of initial coverage under the plan, and by application of the facts so determined and any other facts deemed material, determine the amount, if any, of benefit payable under the plan on behalf of a participant;

         (B) establish, carry out and periodically review a funding policy and method consistent with the objectives of the plan and the applicable lawful requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended; provided, however, that any decisions pertaining to the amount and timing of contributions by the Employer to the trust fund are delegated to the Employer;

         (C) give the trustee specific directions in writing with respect to:

                  (1) the making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

                  (2) the making of any other payments which the trustee is not by the terms of the trust agreement authorized to make without a direction in writing of the Committee;

         (D) furnish the trustee with such information (including information relative to the liquidity needs of the plan) as is deemed necessary for the trustee to carry out the purposes of the trust agreement;

         (E) comply with all applicable lawful reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended;

         (F) engage on behalf of all plan participants an independent qualified public accountant to examine the financial statements and other records of the plan for the purposes of an annual audit and opinion as to whether the financial statements and schedules in the annual report of the plan are presented fairly in conformity with generally accepted accounting principles, unless such audit is waived by the Secretary of Labor or his delegate or unless such is otherwise not required; and

         (G) engage on behalf of all plan participants an enrolled actuary to prepare required actuarial statements, unless this requirement is waived by the Secretary of Labor or his delegate or unless such actuarial statements are otherwise not required.

         The foregoing list of express duties is not intended to be either complete or conclusive, and the Committee shall, in addition, exercise such other powers and perform such other duties as it may deem necessary, desirable, advisable or proper for the supervision and administration of the plan.

7.7   -  INDEMNIFICATION OF MEMBERS OF COMMITTEE

         To the extent not covered by insurance or if there is a failure to provide full insurance coverage for any reason and to the extent permissible under corporate by-laws and other applicable laws and regulations, the Company agrees to hold harmless and indemnify the members of the Committee against any and all claims and causes of action by or on behalf of any and all parties whomsoever, and all losses therefrom, including without limitation costs of defense and attorneys' fees, based upon or arising out of any act or omission relating to or in connection with the plan and trust agreement other than losses resulting from any such person's fraud or willful misconduct.

7.8   -  ACTUARY

         The actuary will do such technical and advisory work as the Committee or the Employer may request, including analysis of the experience of the plan from time to time, the preparation of actuarial tables for the making of computations thereunder, and the submission of an actuarial report each year to the Company and the Committee, which report shall contain an actuarial valuation showing the financial condition of the plan, a statement of the contributions to be made by the Employers for the ensuing year, and such other information as may be required by the Committee.

         The actuary shall be appointed by the Committee with the approval of the Company to serve as long as it is agreeable to the Committee, the Company and the actuary. In computing benefits to which a participant may be entitled upon his retirement or termination, such assumptions of mortality and interest rates as are specified in the plan shall be used. The actuarial assumptions specified in the plan and the computations based thereon shall be conclusive and binding on all persons whomsoever. Neither the Committee nor the Employer shall be liable for any mistakes or errors in any computations made in good faith, and the trustee shall not be liable for any such mistakes or errors in any event.

7.9   -  FIDUCIARIES

         The trustee is the fiduciary hereunder with respect to the powers, duties and responsibilities of investment of the trust fund, and the Committee is the named fiduciary hereunder and is the fiduciary hereunder with respect to the other powers, duties and responsibilities of the administration of the plan; provided, however, that certain powers, duties and responsibilities of each of said fiduciaries are specifically delegated to others under the provisions of the plan and trust agreement, and other powers, duties and responsibilities of any fiduciaries may be delegated by written agreement to others to the extent permitted under the provisions of the plan and trust agreement.

         The powers and duties of each fiduciary hereunder, whether or not a named fiduciary, shall be limited to those specifically delegated to each of them under the terms of the plan and trust agreement. It is intended that the provisions of the plan and trust agreement allocate to each fiduciary the individual responsibilities for the prudent execution of the functions assigned to each fiduciary. None of the allocated responsibilities or any other responsibilities shall be shared by two or more fiduciaries unless such sharing shall be provided by a specific provision in the plan or the trust agreement. If any of the enumerated responsibilities of a fiduciary are specifically waived by the Secretary of Labor, then such enumerated responsibilities shall also be deemed to be waived for the purposes of the plan and trust agreement. Whenever one fiduciary is required by the plan or the trust agreement to follow the directions of another fiduciary, the two fiduciaries shall not be deemed to have been assigned a share of any responsibility, but the responsibility of the fiduciary giving the directions shall be deemed to be his sole responsibility and the responsibility of the fiduciary receiving those directions shall be to follow same insofar as such instructions on their face are proper under applicable law. Any fiduciary may employ one or more persons to render advice with respect to any responsibility such fiduciary has under the plan or trust agreement.

         Each fiduciary may, but need not, be a director, proprietor, partner, officer or employee of the Employer. Nothing in the plan shall be construed to prohibit any fiduciary from:

         (a) serving in more than one fiduciary capacity with respect to the plan and trust agreement;

         (b) receiving any benefit to which he may be entitled as a participant or beneficiary in the plan, so long as the benefit is computed and paid on a basis which is consistent with the terms of the plan as applied to all other participants and beneficiaries; or

         (c) receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with respect to the plan, except that no person so serving who already receives full-time pay from an Employer shall receive compensation from such plan, except for reimbursement of expenses properly and actually incurred.

         Each fiduciary shall be bonded as required by applicable law or statute of the United States, or of any state having appropriate jurisdiction, unless such bond may under such law or statute be waived by the parties to the trust agreement. The Employer shall pay the cost of bonding any fiduciary who is an employee of the Employer.

7.10  -  APPLICABLE LAW

         The plan will, unless superseded by federal law, be construed and enforced according to the laws of the state comprising the situs of the Company and all provisions of the plan will, unless superseded by federal law, be administered according to the laws of the said state.

                                    SECTION 8

                                   TRUST FUND

8.1   -  PURPOSE OF TRUST FUND

         A trust fund has been created and will be maintained for the purposes of the plan, and the moneys thereof will be invested in accordance with the terms of the agreement and declaration of trust which forms a part of the plan. All contributions will be paid into the trust fund, and all benefits under the plan will be paid from the trust fund, except to the extent provided by Section
3.4 hereof.

8.2   -  BENEFITS SUPPORTED ONLY BY TRUST FUND

         Subject to applicable provisions of law, any person having any claim under the plan will look solely to the assets of the trust fund for satisfaction.

8.3   -  TRUST FUND APPLICABLE ONLY TO PAYMENT OF BENEFITS

         The trust fund will be used and applied only in accordance with the provisions of the plan, to provide the benefits thereof, and no part of the corpus or income of the trust fund will be used for, or diverted to, purposes other than for the exclusive benefit of participants and other persons thereunder entitled to benefits, except to the extent provided in Section 6.6 and Section 4.5 hereof with respect to expenses of administration and termination of the plan, respectively.

         IN WITNESS WHEREOF, FARAH INCORPORATED has caused this instrument to be executed by its duly authorized officer on this 31 day of December, 1994, effective as of January 1, 1990, except to the extent otherwise indicated.



                                         FARAH INCORPORATED

                                         By /s/ James C. Swaim
                                            --------------------------------
                                              James C. Swaim
                                              Executive Vice President

                                  SUPPLEMENT A
                                     TO THE
                 FARAH U.S.A., INC. BARGAINING UNIT PENSION PLAN

                   MERGER OF PLAN EFFECTIVE DECEMBER 31, 1990

        A-1 In General. Notwithstanding any other provisions of the plan, effective as of 9:00 a.m. on December 31, 1990 (the 'merger date'), the Farah Retiree Plan (the 'Retiree Plan') shall be merged with and into the plan and the following provisions shall apply:

        (a) Assets and liabilities of the Retiree Plan shall be transferred in cash or in kind to the plan on the merger date or as soon as practicable thereafter.

        (b) Notwithstanding Section 1.7, Value Slacks, Inc. shall be considered an Employer (as defined in Section 1.1(A)(2) of the plan) as of the merger date, but only to the extent necessary for participants in the Retiree Plan to receive benefits under the plan. No employees or former employees of Value Slacks, Inc. shall become participants in the plan because of Value Slacks, Inc. becoming an Employer under the plan for the purpose described in the preceding sentence, except participants in the Retiree Plan as of the merger date.

        (c) Participants in the Retiree Plan shall both become participants in the plan and be credited for purposes of the plan with their Compensation, Credited Service, Vesting Service and benefits under the Retiree Plan as of the merger date. Participants' accrued benefits under the Retiree Plan which are transferred to this plan shall become accrued benefits under this plan. A Participant in the Retiree Plan who becomes a participant in the plan on the merger date shall not accrue any additional benefits from and after the merger date under this plan and shall be entitled to receive a benefit on and after the merger date under this plan not less than the benefit that he would have been entitled to receive under the Retiree Plan immediately before the merger date if the Retiree Plan had terminated at that time.

        (d) All elections, waivers, consents, designations, directions, qualified domestic relations orders and other exercises of rights and privileges under the Retiree Plan shall be deemed effective and applicable with respect to the plan as of the merger date.

        (e) The officers of the Company may adopt such further amendments to the plan, including amendments to the plan on or after the merger date, as may be necessary to comply with applicable Internal Revenue Service requirements and any modifications that the officers of the Company deem necessary or desirable.

        A-2 Distributions. To the extent that the Retiree Plan provided additional distribution options than those provided under the plan that must be preserved pursuant to Section 411(d)(6) of the Internal Revenue Code, such distribution options are preserved with respect to the participants covered by this Supplement A entitled to those distribution options. Subject to the forgoing, the following additional distribution options from Sections 1.4(E),
3.5 and the First Supplement to the Retiree Plan are preserved with respect to such participants:

         (a) Notwithstanding any provision of the plan to the contrary, in lieu of the amount and form of retirement income payable in the event of normal retirement as specified in Section 2.1 hereof and as subjected to the provisions of Section 4.1 hereof, a participant who retires on or after his normal retirement date may elect to receive the actuarial equivalent of such retirement income in a lump sum payment as of the date the first payment of retirement income would otherwise have been made to him under the provisions of Section 2.1 hereof by making written application for the same to the Committee and obtaining a written spousal consent, witnessed by a plan representative or a notary public; provided, however, that no spousal consent has to be obtained if the participant's lump sum payment will not exceed $3,500 or if it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury or his delegate may prescribe. The actuarial equivalent of the retirement income otherwise payable to the participant described above shall be based upon the mortality and interest assumptions which are being used as of the date of the participant's retirement to determine actuarially equivalent values; provided, however, that the interest assumption used to compute the amount of any such lump sum payment may not be greater than the interest rate which would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination (as determined under Sections 401(a)(11) and 417 of the Internal Revenue Code of 1986, as amended, and regulations issued pursuant thereto) as of the first day of the plan year during which the distribution is made ("PBGC Rate"). A participant who is reemployed by the Employer after receiving a lump sum payment pursuant to this Section A-2(a) shall not be eligible to elect to receive a second lump sum payment upon his retiring after being re-employed, regardless of whether the participant repays the lump sum to the plan with interest thereon at the rate of 120 percent of the federal mid-term rate (as in effect under Section 1274 of the Internal Revenue Code of 1986, as amended, for the first month of a plan year), compounded annually, for the period beginning on the date such lump sum was paid to the participant and ending on the date the participant makes his repayment to the trust fund. Such repayment may only be made before the earlier of: (1) 5 years from the date on which the participant reenters the active service of the Employer, or (2) the close of the first period of 5 consecutive one year Breaks in Service commencing after the date on which the lump sum was paid to the participant because of his prior retirement.

         (b) With respect to participants whose Credited Service includes service which was accrued with the Company prior to January 1, 1978 and who were participants in the Farah Manufacturing Company, Inc. Pension Plan as of December 31, 1977 (such retirement plan as in effect prior to January 1, 1978 is herein referred to as the "Superseded Plan"), if a participant has elected an optional form of payment prior to January 1, 1978 and such election is in force on December 31, 1977 under the terms of the Superseded Plan, such election shall continue in effect with respect to benefits payable under the plan until a new election of an optional form is made in accordance with Section 3.1 of the plan.

         A-3 Limitation Rules. The revisions to Section 4.1(A) of the plan which are effective as of January 1, 1992 shall be effective as of the merger date to the participants covered by this Supplement A.